DELAWARE -- VOYAGEUR

Tax-Free Colorado Fund
Tax-Free Arizona Funds
Tax-Free New Mexico Fund
Tax-Free Utah Fund


service and guidance



professional management

goals



(Various photos demonstrating service and guidance professional management and goals)

1997
Annual Report
goals



Tax-Free Arizona Fund
Tax-Free Arizona Insured Fund



Logo

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

(Photo of Keyboard)


(Photo of illustration from Tax-Exempt Income brochure)


Fund Objectives

Tax-Free Colorado Fund
To seek as high a level of current income exempt from federal income tax and Colorado state income tax as is consistent with preservation of principal.

Tax-Free Arizona Fund
To seek as high a level of current income exempt from federal income tax and Arizona state income as is consistent with preservation of principal.

Tax-Free Arizona Insured Fund
To seek as high a level of current income exempt from federal income tax and Arizona state income tax as is consistent with preservation of principal.

Tax-Free New Mexico Fund
To seek as high a level of current income exempt from federal income tax and New Mexico state income tax as is consistent with preservation of principal.

Tax-Free Utah Fund
To seek as high a level of current income exempt from federal income tax and Utah state income tax as is consistent with preservation of principal.

January 26, 1998

                                                                for tax-exempt
                                                                    income

                                                                      1

Dear Shareholder:
We are pleased to present the 1997 annual report for Delaware-Voyageur's municipal bond funds investing in Colorado, Arizona, New Mexico and Utah securities. All four states benefited from strong economic growth last year that increased tax revenues.
        Each of our five Funds outperformed the average of its peers for the 12 months ended December 31, 1997 (for Class A shares with distributions reinvested at net asset value) as shown below. Increased employment in the Southwest and Rocky Mountain region's high-technology sector enabled all four states to post budget surpluses last year. This growth also helped support each state's credit rating.
        We participated in the bond market's summer and autumn rally as investors grew more confident in the Federal Reserve Board's ability to keep inflation in check. Consumer prices rose just 1.7% in 1997 - the smallest increase since 1986.
        At year-end, the difference in the U.S. Treasury Bond's short-term and long-term interest rates, known as the yield curve, was the smallest since 1993. Also, the potential income advantage offered by lower quality municipal bonds, compared to bonds rated AAA, narrowed.
        Fiscal 1997 was a banner year for municipal bonds. Among the favorable developments during the period were:
  o Passage of the Taxpayer Relief Act in July. This lifted the specter of proposed federal tax legislation that could have made municipal bonds a less attractive investment option.
  o Rising Tax Revenues. Thanks to strong job growth and corporate profits, many states, including the


Total Return
-----------------------------------------------------------------------------
                                                             12 Months Ended
                                                            December 31, 1997
-----------------------------------------------------------------------------
Tax-Free Colorado Fund A Class                                   +11.40%
Lipper Colorado Municipal Debt Fund Average (23 Funds)            +9.16%
-----------------------------------------------------------------------------
Tax-Free Arizona Fund A Class                                    +10.07%
Tax-Free Arizona Insured Fund A Class                             +8.96%
Lipper Arizona Municipal Debt Fund Average (37 Funds)             +8.59%
-----------------------------------------------------------------------------
Tax-Free New Mexico Fund A Class                                 +10.01%
Tax-Free Utah Fund A Class                                       +10.08%
Lipper Other States Municipal Debt Fund Average (67 Funds)        +8.44%
-----------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                              +9.19%
Lehman Brothers Insured Municipal Bond Index                      +9.58%
-----------------------------------------------------------------------------
All results shown above are based on net asset value and assume reinvestment of distributions. For complete performance for all Classes, see pages 11 to
14. The Lehman Brothers Municipal Bond Index and Lehman Brothers Insured Municipal Bond Index are unmanaged. Performance of other Fund Classes varies due to different fees and expenses. Past performance does not guarantee future results.

for tax-exempt
    income

      2


  four discussed in this report, posted budget surpluses last year.

   o Steady investor demand. Although the amount of new bonds issued in most Southwestern and Rocky Mountain states increased in 1997, a steady stream of investors helped support bond prices. Bond prices got an additional boost in Utah as the amount of new bonds coming to market fell 19% to $1.8 billion, according to The Bond Buyer, a trade publication.
        We view the municipal bond market's long-term prospects as attractive, especially since the IRS and many states still tax income at a higher rate than capital gains.
        On the pages that follow, the Funds' portfolio managers explain their disciplined investment strategy which is designed to help you benefit from the income and total return potential of each state's municipal bond market. On behalf of Delaware Investments, we wish you well in 1998. We hope you find our new annual report format informative.

Sincerely,


/s/ Wayne A. Stork
----------------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-----------------------------
Jeffrey J. Nick
President and Chief Executive Officer

We view the municipal bond market's long-term prospects as attractive, especially since the IRS and many states still tax income at a higher rate than capital gains.


Your Funds' Portfolio Managers

Andrew M. McCullagh, Jr. is the manager of the Tax-Free Arizona Funds and Tax-Free Colorado Fund. He is co-manager of the Tax-Free New Mexico and Tax-Free Utah Funds and has more than 23 years of experience in municipal bond trading, underwriting and portfolio management. Mr. McCullagh holds a graduate certificate in public finance from the University of Michigan and a bachelor's degree in economics from Washington College in Maryland.

Thor Raarup is co-manager of Tax-Free New Mexico Fund and Tax-Free Utah Fund. He joined Voyageur Asset Management in December 1994 as a fixed-income trader and was named co-manager of the Funds in September 1996. Prior to Voyageur, Mr. Raarup was a commodity trader at the Minneapolis Grain Exchange. He holds a bachelor's degree in financial economics and history from Gustavus Adolphus College in St. Peter, MN, and joined Delaware Management company in May 1997.

                                                                for tax-exempt
                                                                    income

                                                                      3

Portfolio Managers' Review

The 1997 fiscal year was perhaps the most significant time for the municipal bond market since federal tax laws were overhauled in 1986. The Taxpayer Relief Act of 1997, passed in July, offered provisions that we believe are beneficial to municipal bond mutual fund investors. Consider that the law:
  o Increased the after-tax total return potential of municipal bonds by cutting the long-term capital gains tax from 28% to as low as 20%; and
  o Maintained municipal bonds' potential after-tax income advantage over bonds that generate taxable income because Congress did not reduce taxes on dividends.
         In recent years, Congress has given the states more autonomy in managing fiscal, social and public works programs. Thus, we believe it has become more important than ever to consider the impact of both state and federal income taxes on the performance of an investment portfolio.
         Many states took advantage of low interest rates in 1997 to refinance old debt and issue new debt for municipal projects. The Southwestern and Rocky Mountain region's growth and demographic makeup generate a substantial need for public financing for roads, schools, water treatment facilities and hospitals.
         Colorado issued $5.1 billion in new bonds in 1997, a 61% increase from a year earlier, while Arizona issued $3.1 billion in new bonds, a 60% increase. Bond supplies in New Mexico rose 10% to $1.4 billion. (Source: The Bond Buyer).

An Tax Oasis of Income Opportunities
A Comparison of Taxable Equivalent Yields
------------------------------------------------------
30-Year Municipal Bonds Rated A
Colorado                                        8.92%
Arizona (Insured Bonds)                         8.84%
New Mexico                                      9.26%
Utah                                            9.12%
30-Year US Treasuries                           5.92%

Yields as of 12/31/97. Municipal bonds vary in quality and unlike U.S. Treasuries are not guaranteed by the U.S. government. This illustration is not intended to reflect the current 30-day SEC yield of any Delaware-Voyageur municipal bond fund.

The chart to the left shows how much an investor in the highest federal tax bracket (39.6%) residing in each state would have to earn from a taxable investment to match the income potential of long-term municipal bonds in each respective state.

for tax-exempt
    income

      4

Tax-Free Colorado Fund
Strategic Positioning
Tax-Free Colorado Fund capitalized on the state's diverse economy and provided an attractive total return of +11.40% (Class A shares with dividends reinvested) for the 12 months ending December 31, 1997, as shown on page 1. The Fund's results ranked 2nd out of 23 mutual funds in its peer group as measured by Lipper Analytical Services.+
        During 1997, we have increased our position in hospital bonds, which currently account for approximately 25.0% of the Fund's net assets. We believe that consolidation in the health care industry is creating attractive income and total return opportunities as hospitals strive to be more cost-efficient. As we evaluate bonds within the sector, we seek hospitals that appear to show an ability to expand revenues and maintain profitability.
        In 1997, we also had a strong weighting in general obligation bonds, which provided superior returns as the state's economy boomed. For the year ahead, however, we expect to reduce our weighting in this category, partly in response as a result of the passage of the Tabor Amendment by the Colorado Legislature. This Amendment placed a constitutional cap on spending and restricts the state's ability to issue general obligation bonds by requiring voter consent.
        In the future, we believe a larger percentage of the state's municipal securities will be revenue bonds. Such bonds are supported by the revenue stream of a particular project - a toll road, a hospital or a water treatment plant - rather than income tax dollars.
        For fiscal 1998, we believe new development in Denver has made the city's bonds attractive to investors. We recently purchased a transportation bond for a toll highway that starts just south of the City and leads to Denver International Airport. The airport's popularity has exceeded expectations, and we believe the highway will benefit from the airport's growth.

Tax-Free Colorado Fund
Portfolio Highlights and Asset Mix
----------------------------------------------------
December 31, 1997

Average Effective Maturity         8.6 years
Average Effective Duration         6.9 years
Average Quality                          A+
Thirty-Day Current SEC Yield*         4.47%

* For A Class shares based on Securities and Exchange Commission guidelines. The SEC yield for B and C Classes was 3.89%.

General Obligation                 17.2%
Other Revenue Bonds                15.5%
Transportation                      6.4%
Education                           5.2%
Certificate of Participation        4.8%
Water/Sewer                         3.2%
Power Authority                     1.4%
Hospitals                          25.0%
Cash                                1.0%
Housing                            20.3%

None of the income distributed by Tax-Free Colorado Fund for the 12 months ended December 31, 1997, was subject to the alternative minimum tax.


+ Tax-Free Colorado Fund Class A ranked #2 out of 23 Colorado municipal bond funds, #1 out of 18 funds, 4th out of 8 funds and 2nd out of 6 funds, respectively, for the one, three, five and ten year periods ended December 31, 1997. The Fund began operating on 4/23/87. Rankings are based on total return at net asset value. An expense limitation was in effect for the periods shown. Rankings would have been lower without the limitation.

                                                                 for tax-exempt
                                                                     income

         Also in Denver, the Colorado electorate is expected to vote in 1998 on whether general obligation bonds should be issued to finance the construction of a new stadium for the Superbowl champion Denver Broncos. With the hoopla surrounding the team after their January 25th victory, we anticipate this financing effort will be well-received by the public and the bond market. As with any new bond, we will examine these securities when issued to see if they can help us meet the Fund's goals.
        One source of concern for 1998 is that consumer price inflation is higher in Colorado than some other states. Prices rose at a 3.5% clip in 1997, double the national average of 1.7%, U.S. Government figures show. This was offset by 6.5% growth in personal income - a rate that has been and is expected to be much higher than the national average. Colorado residents' per capita income ranks 10th nationwide.


Tax-Free Arizona Funds
Strategic Positioning
Tax-Free Arizona Fund provided a strong total return of +10.07% for the 12 months ended December 31, 1997, as shown on page 1. Our results ranked 2nd among 37 mutual funds investing in Arizona securities. Tax-Free Arizona Insured Fund's total return was +8.96% for the same period. (For both Funds, returns are for Class A shares at net asset value with distributions reinvested.)
        Insured bonds carry the protection of private insurance in case of default, and the cost of this insurance reduces a bond's income potential. Insured bonds can sometimes provide higher total returns when interest rates fall. However, in 1997 uninsured bonds offered higher returns because the state's strong economy bolstered investor confidence in bonds with moderate levels of credit risk.
        By the end of the year, the difference in income potential between bonds of the arizona

Tax-Free Arizona Fund
Portfolio Highlights and Asset Mix
-----------------------------------------------------------------------------
December 31, 1997

Average Effective Maturity        10.5 years
Average Effective Duration         7.1 years
Average Quality                     AA
Thirty-Day Current SEC yield*     5.04%

* For A Class shares based on Securities and Exchange Commission guidelines. SEC yields for B and C classes were 4.50% and 4.48%, respectively.

General Obligation Bonds           23.4%
Housing                            15.6%
Hospitals                          14.4%
Water/Sewer                        14.4%
Industrial Development              5.1%
Pollution Control                  13.1%
Other Revenue Bonds                 5.4%
Higher Education                    6.7%
Cash                                2.0%

Approximately 16.7% of the income generated by Tax-Free Arizona Fund for the twelve months ended December 31, 1997, was subject to the federal alternative minimum tax.


+ Tax-Free Arizona Fund Class A ranked #2 out of 37 Arizona municipal bond funds for the one-year period ended 12/31/97. Tax-Free Arizona Insured Fund Class A ranked #13 out of 37 Arizona municipal bond funds for the same one-year period. Tax-Free Arizona Insured Fund Class A ranked #3 out of 26 and #3 out of 14 Arizona municipal bond funds for the three and five-year periods ended 12/31/97. Tax-Free Arizona Fund began operating on 3/2/95. Tax-Free Arizona Insured Fund began operating on 4/1/91. Rankings are based on total returns at net asset value. Expense limitations were in effect for the periods shown. Rankings would have been lower without the limitations.

for tax-exempt
  income
    6


highest quality - those rated AAA - and other investment grade bonds narrowed considerably, and we used this as an opportunity to selectively upgrade the quality of your Fund's portfolio. Each Arizona fund benefited from the absence of inflation in 1997 as well as from the perception that most of the state's municipalities were prudently managing their budgets.
        As bond prices rose during the second half of 1997, we reduced each Fund's duration, (a measurement of price sensitivity to interest rate changes) believing that the total potential of the bond market had grown more limited.
        For 1998 we think investor demand for Arizona municipal bonds is likely to remain strong. The state's income tax brackets range from 3.0% to 5.6%, moderate compared to neighboring California. Nevertheless, we believe Arizona's demographic profile suggests that many residents are income-oriented investors. For investors in the highest federal income tax bracket, tax-equivalent yields on the state's long-term bonds remain attractive.

Tax-Free Arizona Fund
General obligation (G.O.) bonds made up the largest component of Tax-Free Arizona Fund's net assets as of year's end. In Arizona, G.O.s comprise 75% of the municipal debt brought to market - with the majority of bonds issued for school districts - according to The Bond Buyer. Arizona's economic expansion and population growth, especially among immigrant groups, has created a need for more and larger schools.
        Housing bonds were the Fund's second largest sector allocation as of year's end - representing 15.6% of net assets. Since June, we have reduced our position by more than half because we believe lower interest rates have increased refinancing risks for certain mortgage-related securities.
        During the latter half of fiscal 1997, we added higher education bonds to Tax-Free Arizona Fund's investment portfolio.

We sold some lower yielding Arizona bonds that we believed were at risk of being refinanced and replaced them with bonds we thought offered greater call protection.


Tax-Free Arizona Insured Fund
Portfolio Highlights and Asset Mix
--------------------------------------------------------------------------
December 31, 1997

Average Effective Maturity          8.2 years
Average Effective Duration          6.6 years
Average Quality                     AAA
Thirty-Day Current SEC Yield*      4.16%

* For A Class shares based on Securities and Exchange Commission guidelines. The SEC yield for B and C classes was 3.57%.

General Obligation Bonds           52.4%
Hospitals                          13.2%
Higher Education                    7.4%
Industrial Development              7.1%
Housing                             4.8%
Water/Sewer                         4.5%
Certificates of Participation       3.2%
Transportation                      3.1%
Power Authority                     2.3%
Pre-Refunded Bonds                  2.0%

Approximately 4.23% of the income generated by Tax-Free Arizona Insured Fund for the 12 months ended December 31, 1997 was subject to the alternative minimum tax.

                                                                 for tax-exempt
                                                                    income
                                                                       7

We believe the state's growing population and high technology industries will spur an increase in demand for college-educated, computer-literate workers.

Tax-Free Arizona Insured Fund
Of the two Arizona Funds, Tax-Free Arizona Insured was by far the larger in terms of net assets as of December 31, 1997. In part this reflects the fact that generally most municipal bonds issued in Arizona are protected by private insurance guaranteeing the payment of principal and interest when due.
        Tax-Free Arizona Insured Fund employed a value approach to bond selection in 1997 and is managed with both dividend yield and total return in mind.
         In the spring, amid a temporary rise in short-term interest rates, we sold some lower yielding bonds that we believed were at risk of being refinanced and replaced them with bonds offering greater call protection. In our opinion, this may increase the Fund's income potential over a longer time while maintaining a high level of quality. We believe this strategy can help us to reduce potential security turnover and serve your Fund well should interest rate volatility increase in the coming months.
        Since June, we have generally kept our position within each sector of the bond market relatively constant. We maintained a strong position in general obligation bonds (52.4% of net assets as of year's end). In our opinion, the strong performance of Arizona's economy can continue to make these bonds attractive.
        The second largest sector in the portfolio as of year's end was hospital bonds, representing 13.2% of net assets, a slight increase from June. Due to increased competition and consolidation in the health care industry, we tend to focus on hospitals with a proven record of increasing revenues and profitability.

Tax-Free New Mexico Fund
Strategic Positioning
Tax-Free New Mexico Fund provided a strong positive total return of +10.01% for the 12

Tax-Free New Mexico Fund
Portfolio Highlights and Asset Mix
------------------------------------------------
December 31, 1997

Average Effective Maturity          11.5 years
Average Effective Duration           7.7 years
Average Quality                             AA
Thirty-Day Current SEC Yield*            4.48%

* For A Class shares based on Securities and Exchange Commission guidelines. The SEC yield for B and C Classes was 3.91%.

Housing                            34.9%
General Obligation Bonds           20.3%
Hospitals                          11.1%
Industrial Development             10.5%
Higher Education                   10.9%
Utilities                           5.3%
Water/Sewer                         5.3%
Cash                                1.7%

Approximately 14.2% of the income generated by Tax-Free New Mexico Fund for the 12 months ended December 31, 1997, was subject to the alternative minimum tax.

for tax-exempt
   income
      8

months ended December 31, 1997 (for Class A shares at net asset value with distributions reinvested as shown on page 1.)
        For the past five years, the Fund has consistently ranked among the top 10% of its peer group, according to Lipper Analytical Services. We take this as a sign of the effectiveness of an investment discipline that seeks to capitalize on both income and total return opportunities in New Mexico. The state posted a budget surplus of $231 million in fiscal 1997 and enjoyed a AA+ rating for its general obligation bonds.
        By lengthening the Fund's duration (a measurement of price sensitivity to interest rate changes) during the second half of 1997, we were able to take advantage of declining interest rates. The Fund's duration as of December 31, 1997 was slightly longer than that of our peers, and we believe this allowed the Fund to provide superior results.
        During the year, we sold some bonds with very high credit ratings and purchased securities of more moderate quality that we believed offered an attractive risk/reward profile. This helped to increase both the Fund's total return and income potential.
        Housing bonds made up the largest component of your Fund at year end
- representing 34.9% of net assets. By focusing on higher yielding mortgage securities, we provided most of the income available from the longest term municipal bonds with much less interest rate risk. We owned bonds that fund multifamily housing complexes because these issues appeared to offer less refinancing risk than bonds issued for single-family home development.
        One housing bond with an attractive risk/reward profile that we owned as of year's end was issued on behalf of the Casa Hermosa Apartments in Hobbs, a town near the Texas border. This high yielding, unrated bond provided us with about 200 additional basis points (2%) of income compared to the average New Mexico housing bond.

new
mexico

Tax-Free Utah Fund Portfolio
Highlights and Asset Mix
-----------------------------------------------
December 31, 1997

Average Effective Maturity         8.6 years
Average Effective Duration         7.1 years
Average Quality                            A
Thirty-Day Current SEC Yield*          4.54%

For A Class shares based on Securities and Exchange Commission guidelines. The SEC yield for B class shares was 3.96%.

Higher Education                   28.2%
Housing                            23.4%
General Obligation                 19.6%
Municipal Lease                    15.2%
Water/Sewer                         9.7%
Hospitals                           2.6%
Utility                             1.1%

Approximately 13.5% of the income generated by Tax-Free Utah Fund for the 12 months ended December 31, 1997, was subject to the alternative minimum tax.

+ Tax-Free New Mexico Fund ranked #6 out of 67 funds, #1 out of 51 funds and #2 out of 20 funds, respectively, in the Lipper's Other States Municipal Debt category for the one, three, and five-year periods ended 12/31/97. Tax-Free New Mexico Fund began operating 10/5/92. Rankings are based on total return at net asset value. Expense limitations were in effect for the periods shown. Rankings would have been lower without the limitations.

                                                                 for tax-exempt
                                                                     income
                                                                       9
Tax-Free Utah Fund
Strategic Positioning
Utah's economy continued to expand in 1997 thanks in part to its pro-business regulatory environment, low energy costs, and educated workforce. A dynamic economy and low inflation helped the state's bond market do well. Utah's unemployment rate stood at just 2.7% in 1997.
        Tax-Free Utah Fund provided a total return of +10.08% (Class A shares with distributions reinvested at net asset value, as shown on page 1) for the year ended December 31. The Fund's total return ranked 4th out of 67 funds in its peer group as measured by Lipper Analytical Services. The Fund's five-year average annual total return of +7.64% (for Class A shares) ranked
1st out of 20 comparable mutual funds.+
        In our opinion, the Fund's portfolio structure - a mix of average coupon, call date and maturity - has allowed Tax-Free Utah to consistently provide above average results.
        During fiscal 1997, the Fund's duration (a measure of a bond's price sensitivity to interest rates) was longer than most of its peers. We believe this allowed the Fund to fully benefit from the bond market's total return potential as interest rates declined.
        We sold some of our higher coupon bonds during the second half and bought bonds with a lower coupon, sometimes at prices below face value. These discount bonds rose in price and helped us achieve superior results.
        Higher education bonds were the Fund's largest sector weighting as of year's end - representing 28.2% of net assets - a slight increase from mid-year. We believe that Utah's continual influx of new residents, relatively high birth rate and robust job growth will increase both educational demands and tax revenues in the state.
        We slightly reduced our weighting in housing bonds in 1997. While Utah's commercial construction market remains solid, we are concerned that the real estate prices in some areas may be overheating. Also, community resistance has made it difficult for builders to construct apartment buildings and single family houses in some parts of the state.
        Our concern about the real estate market has also prompted us to reduce our position in Utah water and sewer bonds. Since these bonds tend to be funded with property tax revenues, slower than expected growth could increase credit risks in this sector. As of year's end, these bonds represented 9.7% of the Fund's net assets, compared to 17.2% a year earlier.


Fears of higher inflation were rekindled in late January 1998 after U.S. government reports showed labor costs rising at the fastest pace in five years.

utah

+ Tax-Free Utah Fund ranked #4 out of 67 funds, #4 out of 51 funds and #1 out of 20 funds, respectively, in the Lipper's Other States Municipal Debt category for the one, three, and five-year periods ended 12/31/97. Tax-Free Utah Fund began operating 10/5/92. Rankings are based on total return at net asset value. Expense limitations were in effect for the periods shown. Rankings would have been lower without the limitations.

for tax-exempt
    income

      10

Summary Outlook
The robust U.S. economy and lower interest rates helped fuel a municipal bond market rally in 1997, and we still believe selected bonds offer solid income opportunities and relatively moderate credit risk.
        However, strong U.S. economic growth and a booming job market often lead some bond investors to expect an acceleration in inflation because of an increased demand for goods and services. Those fears were rekindled in late January 1998 after U.S. government reports showed labor costs rising at the fastest pace in five years.
        We believe the positive inflation environment America has enjoyed in the 1990s may continue in 1998. However, as more investors and workers begin to enjoy the wealth and higher paychecks they've earned since the mid-1990s, we think it unlikely that consumer prices will grow by only 2% a year.
        One concern for the Southwest's economy is the continuing economic struggles of Asia. Trade with the Pacific Rim accounts for a substantial portion of the region's high-technology and natural resource businesses.
        In light of the economic forces we believe may affect the Southwest, we are constructing a more cautious investment portfolio for 1998 by seeking higher quality bonds for each Fund.
        Through our selection process, we believe we can upgrade the Funds' portfolios with a prudent combination of average coupon, call date and effective maturity. By lowering the duration of each Fund during the autumn of 1997, we believe we have positioned the Fund to weather an increase in interest rate volatility.


Andrew M. McCullagh, Jr.
Vice President
Senior Portfolio Manager

Thor Raarup
Portfolio Manager
January 26, 1998

outlook

The robust U.S. economy and lower interest rates helped fuel a municipal bond market rally in 1997, and we still believe selected bonds offer solid income opportunities and relatively moderate credit risk.


THE SOUTHWEST AT A GLANCE
------------------------------------------------------------------------------------------------------------------
Data as of December 31, 1997

                                        Colorado             Arizona               New Mexico             Utah
------------------------------------------------------------------------------------------------------------------
General Obligation Bond Rating           none*                  AA                    AA+                 AAA
Budget Surplus (Millions)                 $375                 $516                   $232                $36
Per Capita Income                       $25,704              $20,989                $18,803             $19,595
Population (Millions)                     3.9                  4.5                    1.7                 2.0
Top Income Tax Rate                       5.0%                 5.2%                   8.5%                7.2%
Unemployment Rate                         3.4%                 4.4%                   6.1%                3.0%

* Colorado does not issue general obligation bonds. Municipalities within Colorado do, however, and their ratings vary.

  Source: Bloomberg Business News.

                                                                for tax-exempt
                                                                    income
                                                                      11

Performance Summary

Tax-Free Colorado Fund
-------------------------------------------------------------
Growth of a $10,000 Investment
December 31, 1987 to December 31, 1997

                                                                               Lipper Colorado
                                                     Lehman Brothers            Municipal Debt
                       Tax-Free Colorado             Municipal Bond              Fund Average
                         Fund A Class                     Index                   (23 Funds)
                       -----------------             ---------------            ---------------
Dec. 31 '87               $ 9,622                        $10,000                   $10,000
Dec. 31 '88               $10,678                        $11,015                   $11,055
Dec. 31 '89               $11,776                        $12,203                   $12,237
Dec. 31 '90               $12,577                        $13,094                   $13,074
Dec. 31 '91               $13,931                        $14,684                   $14,487
Dec. 31 '92               $15,379                        $15,979                   $15,995
Dec. 31 '93               $17,477                        $17,942                   $18,188
Dec. 31 '94               $15,883                        $17,014                   $16,529
Dec. 31 '95               $19,145                        $19,984                   $19,923
Dec. 31 '96               $19,926                        $20,870                   $20,737
Dec. 31 '97               $22,171                        $22,787                   $23,103


Chart assumes a $10,000 investment on April 23, 1997, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Tax-Free Colorado Fund
-------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1997

                                           Lifetime      Ten Years         Five Years      One Year
                                           --------      ---------         ----------      --------
Class A (Est. 4/23/87)
    Excluding Sales Charge                +8.47%            8.73%          +7.63%          +11.40%
    Including Sales Charge                +8.08%            8.31%          +6.81%           +7.23%
----------------------------------------------------------------------------------------------------
Class B (Est. 3/22/95)
    Excluding Sales Charge                +8.47%                                           +10.47%
    Including Sales Charge                +7.53%                                            +6.47%
----------------------------------------------------------------------------------------------------
Class C (Est. 5/6/94)
    Excluding Sales Charge                +7.67%                                           +10.47%
    Including Sales Charge                +7.67%                                            +9.47%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 3.75% maximum front-end sales charge and a 12 b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
     12

Tax-Free Arizona Fund
-------------------------------------------------
Growth of a $10,000 Investment
March 2, 1995 to December 31, 1997


                                                                                                            Lipper Arizona
                                       Tax-Free                     Lehman Brothers                         Municipal Debt
                                       Arizona                       Municipal Bond                          Fund Average
                                     Fund A Class                         Index                               (37 Funds)
                                     ------------                    ---------------                        ----------------
Mar. 2 '95                              $ 9,625                        $10,000                                   $10,000
Mar. 31 '95                             $ 9,682                        $10,000                                   $10,000
Apr. 30 '95                             $ 9,698                        $10,012                                   $ 9,998
May 31 '95                              $10,092                        $10,331                                   $10,317
Jun. 30 '95                             $ 9,953                        $10,241                                   $10,191
Jul. 31 '95                             $ 9,981                        $10,338                                   $10,252
Aug. 31 '95                             $10,128                        $10,469                                   $10,372
Sept. 30 '95                            $10,305                        $10,535                                   $10,452
Oct. 31 '95                             $10,581                        $10,688                                   $10,631
Nov. 30 '95                             $10,770                        $10,866                                   $10,826
Dec. 31 '95                             $10,877                        $10,970                                   $10,936
Jan. 31 '96                             $10,927                        $11,053                                   $10,933
Feb. 29 '96                             $10,843                        $10,978                                   $10,900
Mar. 31 '96                             $10,677                        $10,838                                   $10,717
Apr. 30 '96                             $10,684                        $10,807                                   $10,686
May  31 '96                             $10,744                        $10,803                                   $10,688
Jun. 30 '96                             $10,857                        $10,921                                   $10,800
Jul. 31 '96                             $11,001                        $11,020                                   $10,905
Aug. 31 '96                             $11,020                        $11,017                                   $10,899
Sept. 30 '96                            $11,166                        $11,172                                   $11,048
Oct. 31 '96                             $11,312                        $11,298                                   $11,166
Nov. 30 '96                             $11,501                        $11,505                                   $11,354
Dec. 31 '96                             $11,436                        $11,456                                   $11,305
Jan. 31 '97                             $11,445                        $11,478                                   $11,321
Feb. 28 '97                             $11,561                        $11,584                                   $11,417
Mar. 31 '97                             $11,430                        $11,430                                   $11,275
Apr. 30 '97                             $11,537                        $11,526                                   $11,369
May 31 '97                              $11,698                        $11,699                                   $11,518
Jun. 30 '97                             $11,839                        $11,824                                   $11,638
Jul. 31 '97                             $12,156                        $12,151                                   $11,951
Aug. 31 '97                             $12,057                        $12,036                                   $11,836
Sept. 30 '97                            $12,212                        $12,179                                   $11,972
Oct. 31 '97                             $12,286                        $12,257                                   $12,034
Nov. 30 '97                             $12,366                        $12,329                                   $12,097
Dec. 31 '97                             $12,573                        $12,509                                   $12,280

Chart assumes a $10,000 investment on March 2 1995, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Tax-Free Arizona Fund
Average Annual Total Return Through December 31, 1997

                                              Lifetime             One Year
                                              --------             --------
Class A (Est. 3/2/95)
    Excluding Sales Charge                   +10.14%              +10.07%
    Including Sales Charge                    +8.66%               +5.91%
Class B (Est. 6/29/95)
    Excluding Sales Charge                    +8.78%               +9.34%
    Including Sales Charge                    +7.72%               +5.34%
Class C (Est.5/13/95)
    Excluding Sales Charge                    +8.91%               +9.32%
    Including Sales Charge                    +8.91%               +8.32%

See page 11 for important additional information. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

                                                              for tax-exempt
                                                                  income
                                                                    13

Tax-Free Arizona Insured Fund
---------------------------------------------------
Growth of a $10,000 Investment
April 1, 1991 to December 31, 1997

                                 Tax-Free Arizona                 Lehman Brothers                              Lipper Arizona
                                   Insured Fund                  Insured Municipal                          Municipal Debt Average
                                      A Class                        Bond Index                                  (14 Funds)
                                 ----------------                ------------------                          ----------------------
Apr. '91                              $ 9,625                          $10,000                                   $10,000
Jun. '91                              $ 9,843                          $10,213                                   $10,066
Sept. '91                             $10,296                          $10,619                                   $10,467
Dec '91                               $10,584                          $10,979                                   $10,819
Mar. '92                              $10,614                          $11,009                                   $10,845
Jun. '92                              $11,028                          $11,439                                   $11,294
Sept. '92                             $11,289                          $11,744                                   $11,587
Dec '92                               $11,627                          $12,003                                   $11,842
Mar. '93                              $12,123                          $12,476                                   $12,300
Jun. '93                              $12,568                          $12,919                                   $12,731
Sept. '93                             $12,973                          $13,379                                   $13,169
Dec. '93                              $13,101                          $13,566                                   $13,336
Mar. '94                              $12,433                          $12,715                                   $12,531
Jun. '94                              $12,369                          $12,874                                   $12,612
Sept. '94                             $12,398                          $12,943                                   $12,668
Dec. '94                              $12,130                          $12,755                                   $12,452
Mar. '95                              $13,182                          $13,736                                   $13,399
Jun. '95                              $13,492                          $14,055                                   $13,655
Sept. '95                             $13,899                          $14,458                                   $14,005
Dec. '95                              $14,446                          $15,122                                   $14,653
Mar. '96                              $14,226                          $14,890                                   $14,360
Jun. '96                              $14,308                          $15,006                                   $14,471
Sept. '96                             $14,657                          $15,360                                   $14,803
Dec. '96                              $15,038                          $15,765                                   $15,147
Mar. '97                              $14,971                          $15,695                                   $15,108
Jun. '97                              $15,489                          $16,255                                   $15,593
Sept. '97                             $15,950                          $16,774                                   $16,041
Dec. '97                              $16,367                          $17,273                                   $16,453

Chart assumes a $10,000 investment on April 1, 1991, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.


Tax-Free Arizona Insured Fund
-------------------------------------------------------------------------------
Average Annual Total Return Through December 31, 1997

                                         Lifetime       Five Years    One Year
                                         --------       ----------    --------
Class A (Est. 4/1/91)
    Excluding Sales Charge               +8.19%           +7.09%       +8.96%
    Including Sales Charge               +7.58%           +6.27%       +4.88%
-------------------------------------------------------------------------------
Class B (Est. 3/10/95)
    Excluding Sales Charge               +7.70%                        +8.06%
    Including Sales Charge               +6.76%                        +4.06%
-------------------------------------------------------------------------------
Class C (Est. 5/26/94)
    Excluding Sales Charge               +7.08%                        +8.05%
    Including Sales Charge               +7.08%                        +7.05%

See page 11 for important additional information. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

for tax-exempt
    income
      14



Tax-Free New Mexico and Utah Fund
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
October 5, 1992 to December 31, 1997

                              Tax-Free                   Tax-Free              Lehman Brothers              Lipper Other States
                              New Mexico                Utah Fund               Municipal Bond              Municipal Debt Fund
                             Fund A Class                A Class                    Index                    Average (67 Funds)
                             ------------               ---------              ----------------             -------------------
Oct. 5 '92                      $ 9,625                  $ 9,625                  $10,000                          $10,000
Dec. 31 '92                     $ 9,968                  $10,084                  $10,283                          $10,354
Mar. 31 '93                     $10,385                  $10,558                  $10,665                          $10,703
Jun. 30 '93                     $10,735                  $10,878                  $11,014                          $11,038
Sept. 30 '93                    $11,100                  $11,249                  $11,387                          $11,413
Dec. 31 '93                     $11,201                  $11,459                  $11,546                          $11,536
Mar. 31 '94                     $10,797                  $11,042                  $10,913                          $10,936
Jun. 30 '94                     $10,744                  $10,968                  $11,033                          $10,986
Sept. 30 '94                    $10,814                  $11,008                  $11,108                          $11,045
Dec. 31 '94                     $10,426                  $10,726                  $10,950                          $10,812
Mar. 31 '95                     $11,328                  $11,557                  $11,723                          $11,572
Jun. 30 '95                     $11,621                  $11,819                  $12,006                          $11,772
Sept. 30 '95                    $11,898                  $12,166                  $12,351                          $12,062
Dec. 31 '95                     $12,473                  $12,770                  $12,861                          $12,587
Mar. 31 '96                     $12,223                  $12,525                  $12,706                          $12,375
Jun. 30 '96                     $12,343                  $12,605                  $12,803                          $12,466
Sept. 30 '96                    $12,688                  $12,888                  $13,097                          $12,744
Dec. 31 '96                     $12,989                  $13,198                  $13,431                          $13,028
Mar. 31 '97                     $13,003                  $13,120                  $13,399                          $13,000
Jun. 30 '97                     $13,450                  $13,626                  $13,861                          $13,422
Sept. 30 '97                    $13,848                  $14,052                  $14,278                          $13,780
Dec. 31 '97                     $14,272                  $14,511                  $14,665                          $14,137

Chart assumes a $10,000 investment on October 5, 1992, a 3.75% front-end sales charge and reinvestment of distributions. Performance of other Fund classes differs because of different charges and expenses. Past performance does not guarantee future results.

Tax-Free New Mexico Fund
Average Annual Total Return Through December 31, 1997

                                     Lifetime       Five Years      One Year
----------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge            +7.84%         +7.47%        +10.01%
    Including Sales Charge            +7.05%         +6.65%         +5.89%
----------------------------------------------------------------------------
Class B (Est. 3/3/94)
    Excluding Sales Charge            +6.01%                        +9.24%
    Including Sales Charge            +5.35%                        +5.24%
----------------------------------------------------------------------------
Class C (Est. 5/7/96)
    Excluding Sales Charge            +9.35%                        +9.06%
    Including Sales Charge            +9.35%                        +8.06%


Tax-Free Utah Fund
Average Annual Total Return Through December 31, 1997

                                      Lifetime       Five Years      One Year
----------------------------------------------------------------------------
Class A (Est. 10/5/92)
    Excluding Sales Charge            +8.22%         +7.64%        +10.08%
    Including Sales Charge            +7.44%         +6.83%         +5.98%
----------------------------------------------------------------------------
Class B (Est. 5/27/95)
    Excluding Sales Charge            +7.04%                        +9.28%
    Including Sales Charge            +6.00%                        +5.28%

See page 11 for important additional information. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

                                                      for tax-exempt income 15

Financial Statements
Delaware-Voyageur Tax-Free Colorado Fund
Statement of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS - 99.14%
General Obligation Bonds - 17.18%
Arapahoe Colorado Water & Sanitation Series
 1995A 6.00% 12/1/15  ...............................  $ 8,010,000   $ 8,448,227
Arapahoe Colorado Water & Sanitation
 Series 1995A 6.15% 12/1/19 .........................   10,075,000    10,693,404
Arapahoe County Colorado School District #5 - Cherry
 Creek,Inverse Floater 6.47% 12/15/15 ...............    3,000,000     3,064,740
Arapahoe County Colorado School District 4.00%
 12/15/15  ..........................................    3,000,000     3,000,000
Boulder Valley School District #RE - 2 Series A
 6.30% 12/1/13  .....................................    3,000,000     3,367,740
Boulder Valley School District #RE - 2 Series A
 6.30% 12/1/14  .....................................    5,000,000     5,612,900
Eagles Nest Metropolitan District Limited Tax
 6.50% 11/15/17  ....................................    6,575,000     6,788,030
El Paso County School District #20,
 Inverse Floater 7.27% 12/15/14 .....................    1,250,000     1,356,988
Highlands Ranch Metropolitan School District #2,
 Inverse Floater 6.17% 6/15/16 ......................    1,850,000     1,831,648
Highlands Ranch Metropolitan School District #4
 6.00% 12/1/15  .....................................    4,200,000     4,502,442
Interstate South Metropolitan District 6.00%
 12/1/20  ...........................................    8,755,000     9,209,385
Jefferson County Metropolitan District - Section 14,
 Series A 6.20% 12/1/13  ............................    2,250,000     2,438,595
Jefferson County Metropolitan District - Section 14,
 Series A 6.20% 6/1/14  .............................    1,000,000     1,080,770
Montezuma County School District #RE 4A -
 Delores 7.00% 12/1/19  .............................    1,500,000     1,734,750
                                                                     -----------
                                                                      63,129,619
                                                                     -----------
Higher Education Revenue
 Bonds - 4.66%
Colorado Education Facilities Authority University
 of Denver 6.00% 3/1/16 (CONNIE LEE) ................    2,000,000     2,108,000
Colorado Post Secondary Education Auraria Fund
 Project 6.00% 9/1/15 (FGIC) ........................    1,000,000     1,071,390
Colorado Post Secondary Education Facilities
 Authority, Inverse Floater 8.17% 3/1/16 ............    3,350,000     3,721,616
Colorado Post Secondary Education Ocean
 Journey Project 8.375% 12/1/26 .....................    9,000,000    10,221,480
                                                                     -----------
                                                                      17,122,486
                                                                     -----------
Hospital Revenue Bonds - 24.99%
Boulder County Colorado Hospital Revenue
 Development - Longmont UTD Hospital
 5.60% 12/1/17  .....................................    1,885,000     1,917,667
Boulder County Colorado Hospital Revenue
 Development - Longmont UTD Hospital
 5.60% 12/1/27  .....................................    6,765,000     6,852,607

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds (Continued)
Boulder County Hospital Revenue Longmont
 United Project 5.875% 12/1/20 ..................      $ 3,250,000   $ 3,328,358
Colorado Health Facilities Authority Catholic
 Initiatives 5.125% 12/1/22 .....................        1,500,000     1,478,130
Colorado Health Facilities Authority Covenant
 Retirement 6.75% 12/1/25 .......................        4,150,000     4,586,207
Colorado Health Facilities Authority Covenant
 Retirement 6.75% 12/1/15 .......................        1,750,000     1,933,943
Colorado Health Facilities Authority National
 Benevolent Series A 6.90% 6/1/15 ...............        1,085,000     1,206,227
Colorado Health Facilities Authority Parkview
 Hospital 6.00% 9/1/16  .........................        4,000,000     4,199,840
Colorado Health Facilities Authority Parkview
 Hospital 6.125% 9/1/25  ........................        7,750,000     8,149,823
Colorado Health Facilities Authority Revenue
 Hospital - Steamboat Springs Health
 5.75% 9/15/22  .................................        5,000,000     5,015,950
Colorado Health Facilities Authority Revenue,
 Inverse Floater 6.67% 10/1/26 ..................        3,375,000     3,424,005
Colorado Health Facilities Authority Revenue,
 Baptist Home Association Series A
 6.375% 8/15/24  ................................        3,250,000     3,342,365
Colorado Health Facilities Authority Rocky
 Mountain Adventist Healthcare
 6.625% 2/1/22  .................................        5,885,000     6,274,293
Colorado Health Facilities Authority Rocky
 Mountain Adventist Healthcare
 6.625% 2/1/13  .................................       13,000,000    13,949,780
Colorado Health Facilities Authority Vail Valley
 Medical Center Revenue 6.50% 1/15/13 ...........        2,400,000     2,589,528
Colorado Health Facilities Authority Vail Valley
 Medical Center Revenue 6.60% 1/15/20 ...........        6,500,000     7,031,180
Colorado Springs Memorial Hospital
 6.00% 12/15/24 (MBIA)  .........................        8,500,000     9,186,885
Montrose County Colorado Revenue Memorial
 Hospital Series A 5.25% 12/1/17 ................        2,920,000     2,919,825
University Of Colorado Hospital Revenue
 6.40% 11/15/22 (AMBAC)  ........................        4,000,000     4,448,200
                                                                    ------------
                                                                      91,834,813
                                                                    ------------
Housing Revenue Bonds - 20.29%
Adams County,Colorado Housing Authority
 Mortgage Revenue - Aztec Villa Apartments
 Project 5.85% 12/1/27 ..........................        1,825,000     1,889,824
Adams County Housing Authority Greenbrias
 Project 6.75% 7/1/21  ..........................        1,730,000     1,873,296
Aurora Single Family Mortgage Revenue
 7.30% 5/1/10  ..................................        8,640,000     9,437,386

16 for tax-exempt income

-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Housing Revenue Bonds (Continued)
Colorado Housing Finance Authority - Multifamily
 Housing Mortgage - B-3 5.65% 10/1/28 ...........      $ 3,880,000   $ 4,003,462
Colorado Housing Finance Authority Multifamily
 Industrial Mortgage - C-3 5.70% 10/1/21 ........        3,205,000     3,290,253
Colorado Housing Finance Authority Multifamily
 Series C-3 6.10% 10/1/28 .......................        4,120,000     4,393,774
Colorado Housing Finance Authority Multifamily
 Series A-3 5.85% 10/1/28 (FHA) .................        4,000,000     4,211,800
Colorado Housing Finance Authority Multifamily
 Series A-3 6.25% 10/1/26 .......................        8,530,000     9,176,915
Colorado Housing Finance Authority Single Family
 Mortgage 7.50% 11/1/24 (FHA) ...................        2,600,000     2,942,498
Colorado Housing Finance Authority Single Family
 Housing Project Series C-2 7.45% 6/1/17 ........          870,000       976,062
Colorado Housing Finance Authority Single Family
 Housing Series A-2 7.15% 11/1/14 ...............        1,510,000     1,720,464
Colorado Housing Finance Authority Single Family
 Housing Series A-3 7.45% 11/1/27 ...............        2,500,000     2,861,400
Colorado Housing Finance Authority Single Family
 Housing Series C-2 7.10% 5/1/15 ................        1,260,000     1,428,412
Colorado State Single Family Housing Authority
 Senior Revenue 7.10% 6/1/14 ....................          995,000     1,126,310
Denver, Colorado Housing Multifamily Revenue
 Section 8 - Series A 5.55% 10/2/19 .............        3,000,000     3,069,900
Eaglebend Colorado Affordable Housing
 Corporate Multifamily Revenue Reference
 Housing Project Series A 6.20% 7/1/12 ..........        1,000,000     1,022,240
Eaglebend Colorado Affordable Housing
 Corporate Multifamily Revenue Reference
 Housing Project Series A 6.40% 7/1/17 ..........        1,000,000     1,042,970
Eaglebend Colorado Affordable Housing
 Corporate Multifamily Revenue Reference
 Housing Project Series A 6.45% 11/1/21 .........        1,000,000     1,034,430
Englewood Multifamily Marks Apartments
 Series 96 6.65% 12/1/26  .......................        5,700,000     6,173,328
Englewood Multifamily Marks Apartments
 Series B 6.00% 12/15/18  .......................        8,950,000     9,219,485
Pueblo County Single Family Mortgage Revenue
 Series 1994A 7.05% 11/1/27 (GNMA) ..............        3,320,000     3,670,858
                                                                    ------------
                                                                      74,565,067
                                                                    ------------
Lease/Certificates of
 Participation - 4.75%
Conejos & Alamosa Counties,Colorado School
 District No.Re Certificates of Participation
 6.50% 4/1/11  ..................................        1,780,000     1,811,898
Greeley Building Authority 6.10% 8/15/16 ........        2,600,000     2,746,822
Jefferson County Certificates of Participation
 4.00% 12/1/09  .................................        5,000,000     5,000,000
Jefferson County, Inverse Floater
 6.67% 12/1/09 (MBIA)  ..........................        5,000,000     5,464,300
Pueblo County Colorado School District #60,
 Inverse Floater 6.92% 12/1/10 (MBIA) ...........        2,220,000     2,419,423
                                                                    ------------
                                                                      17,442,443
                                                                    ------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
 Power Authority Revenue
  Bonds - 1.44%
 Platte River Power Authority Series BB
  6.125% 6/1/14  ................................      $ 5,000,000   $ 5,302,000
                                                                    ------------
                                                                       5,302,000
                                                                    ------------
*Pre-Refunded Bonds - 0.50%
 Auraria Higher Education Center Fee
  6.50% 5/1/12-01 (AMBAC)  ......................        1,715,000     1,844,705
                                                                    ------------
                                                                       1,844,705
                                                                    ------------
 School Authority/District Revenue
  Bonds - 0.64%
 Chaffee and Freemont Counties School District
  Authority Number R-32 Salinda
  5.00% 12/1/17  ................................        1,370,000     1,364,794
 Weld County College School District Number
  Re 007 5.00% 12/1/17  .........................        1,000,000       983,850
                                                                    ------------
                                                                       2,348,644
                                                                    ------------
 Transportation Revenue
  Bonds - 6.44%
 Arapahoe County Capital Improvement E-470
  7.00% 8/31/26  ................................       10,000,000    11,924,300
 Arapahoe County Vehicle Reg E-470
  6.15% 8/31/26 (MBIA)  .........................        8,530,000     9,373,873
 Denver City & County Airport Revenue
  5.60% 11/15/20 (MBIA)  ........................        2,300,000     2,368,287
                                                                    ------------
                                                                      23,666,460
                                                                    ------------
 Water and Sewer Revenue
  Bonds - 3.20%
 Centennial Water and Sanitation District
  Colorado Water and Sewer Revenue
  Reference Series A 5.125% 12/1/17 .............        5,000,000     5,035,050
 Centennial County Water and Sanitary District
  Revenue 6.00% 12/1/15 (LOC-Swiss Bank) ........        4,000,000     4,309,760
 Erie,Colorado Water Enterprise - Series B
  6.125% 12/1/21  ...............................        1,290,000     1,315,594
 Westminster Water & Sewer Utility Revenue
  6.25% 12/1/14 (AMBAC)  ........................        1,000,000     1,094,110
                                                                    ------------
                                                                      11,754,514
                                                                    ------------
 Other Revenue Bonds - 15.05%
 Aurora Saddle Rock Golf Course
  6.20% 12/1/15  ................................        2,000,000     2,099,060
 Denver,Colorado City & County Airport Revenue -
  Series E 5.25% 11/15/23  ......................       14,780,000    14,758,126
 Denver,Colorado City & County Revenue - Helen
  G Bonfils Foundation Project-B
  5.125% 12/1/17  ...............................        2,000,000     1,962,940
 GVR Metropolitan District Series A
  6.00% 12/1/15  ................................        7,075,000     7,534,521
 GVR Metropolitan District Series A
  6.125% 12/1/19  ...............................        4,725,000     5,029,621
 Lowry Colorado Economic Redevelopment
  Authority 7.50% 12/1/10  ......................       13,700,000    15,131,924
                                                      for tax-exempt income  17

-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Other Revenue Bonds (Continued)
Pueblo County Colorado Municipal Securities
 Trust Receipts 1996 G 4.00% 12/1/10 .......         $  2,220,000   $  2,220,000
Pueblo Urban Renewal Authority Jr Lien
 6.625% 12/1/19  ...........................            2,155,000      2,325,288
Pueblo Urban Renewal Authority Revenue
 6.15% 12/1/19 (AMBAC)  ....................            1,685,000      1,807,078
South Suburban District Golf and Ice Arena
 Facility 6.00% 11/1/15  ...................            2,330,000      2,433,071
                                                                   -------------
                                                                      55,301,629
                                                                   -------------
Total Municipal Bonds (cost $338,603,297) .                          364,312,380
                                                                   -------------

    Short Term Investments - 0.54%                  Number of Shares
                                                    ----------------
Norwest Advantage Municipal Money
 Market Fund ......................................      1,984,000     1,984,000
                                                                   -------------
Total Short Term Investments
 (cost $1,984,000)  ...............................                    1,984,000
                                                                   -------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.68%
 (COST $340,587,297)  .............................                 $366,296,380
RECEIVABLES AND OTHER ASSETS NET
 OF LIABILITIES - 0.32%  ..........................                    1,191,742
                                                                   -------------
NET ASSETS APPLICABLE TO 32,303,931 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ...........                 $367,488,122
                                                                   =============


NET ASSET VALUE - TAX FREE COLORADO FUND A CLASS
 ($357,992,786 / 31,469,339 SHARES)  ..............                       $11.38
                                                                          ======
NET ASSET VALUE - TAX FREE COLORADO FUND B CLASS
 ($7,797,960 / 685,416 SHARES)  ...................                       $11.38
                                                                          ======

NET ASSET VALUE - TAX FREE COLORADO FUND C CLASS
 ($1,697,376 / 149,176 SHARES)  ...................                       $11.38
                                                                          ======
------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

    Summary of Abbreviations
             AMBAC  - Insured by the AMBAC Indemnity Corporation
        CONNIE LEE  - Insured by College Construction Insurance Association
              FGIC  - Insured by the Financial Guaranty Insurance Company
               FHA  - Insured by the Federal Housing Authority
              GNMA  - Insured by the Government National Mortgage Association
               LOC  - Swiss Bank - Letter of Credit by Swiss Bank of New York
              MBIA  - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free
 Colorado Fund A Class, 1,000,000,000 shares allocated to
 Tax-Free Colorado Fund B Class, and 1,000,000,000 shares
 allocated to Tax-Free Colorado Fund C Class .............        $ 346,546,165
Accumulated net realized loss on investments .............           (4,767,126)
Net unrealized appreciation on investments ...............           25,709,083
                                                                  -------------
Total Net Assets .........................................        $ 367,488,122
                                                                  =============


NET ASSET VALUE AND OFFERING PRICE FOR TAX FREE
 COLORADO FUND A CLASS
Net asset value per share (A)  ...........................               $11.38
Sales charge (3.75% of offering price or 3.87% of
 amount invested per share) (B)  .........................                 0.44
                                                                         ------
Offering price ...........................................               $11.82
                                                                         ======
-------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Colorado Fund Class A.

18 for tax-exempt income

Delaware-Voyageur Tax-Free Arizona Fund
Statement of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS - 97.99%
General Obligation Bonds - 23.36%
Eagle Mountain Community Facility District
 6.50% 7/1/21  ....................................      $1,010,000   $1,108,606
Maricopa County Chandler Unified School District
 # 80 6.00% 7/1/13 (FGIC) .........................         100,000      108,369
Maricopa County Osborn Unified School
 District #8 5.875% 7/1/14 (FGIC) .................         300,000      323,829
Maricopa County Tempe Unified School
 District #40 6.00% 7/1/11(FGIC) ..................         100,000      108,864
Maricopa County U.S.D. #40 - Glendale
 6.30% 7/1/11  ....................................         500,000      545,915
Mesa Arizona Utility Systems Revenue
 5.25% 7/1/16 (FGIC)  .............................         500,000      509,940
Pima County Flowing Wells U.S.D. #8
 5.90% 7/1/13  ....................................         500,000      536,390
Tucson Arizona 5.375% 7/1/20 ......................         250,000      253,615
                                                                      ----------
                                                                       3,495,528
                                                                      ----------
Higher Education Revenue
 Bonds - 6.69%
Northern Arizona University Revenue
 5.00% 6/1/15  ....................................         500,000      500,375
Northern Arizona University Revenue
 5.00% 6/1/17  ....................................         500,000      500,375
                                                                      ----------
                                                                       1,000,750
                                                                      ----------
Hospital Revenue Bonds - 14.0%
Arizona Health Facility Authority Hospital Revenue
 5.25% 10/1/26 (MBIA)  ............................         100,000      100,667
Arizona Samaritan Health System
 5.625% 12/1/15 (MBIA)  ...........................         175,000      181,365
Industrial Development Authority of Pima County
 5.00% 4/1/15  ....................................         500,000      500,295
Maricopa County,Arizona Hospital Revenue
 (Sun Health Corp.) 6.125% 4/1/18 .................         600,000      637,266
Phoenix,Arizona Industrial Development Authority
 Hospital Revenue - John C. Lincoln - Series B
 5.60% 12/1/11  ...................................         500,000      534,985
Scottsdale Memorial Hospital Ida 5.25% 9/1/18 .....         200,000      200,610
                                                                      ----------
                                                                       2,155,188
                                                                      ----------
Housing Revenue Bonds - 15.55%
Peoria Casa Del Rio Multi Family Housing
 7.30% 2/20/28  ...................................         500,000      557,175
Phoenix Industrial Development Authority Chris
 Ridge 6.80% 11/1/25  .............................         125,000      132,258
Pima County Arizona Ida Revenue Series A
 7.25% 7/1/25  ....................................         725,000      795,818
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
Housing Revenue Bonds (Cont.)
Tempe Multifamily Mortgage Revenue Ida
 6.125% 6/1/10  ...................................    $  200,000     $  213,196
Tucson Industrial Development Authority Los
 Portales Apartment 5.90% 12/20/31 (GNMA) .........       600,000        627,576
                                                                      ----------
                                                                       2,326,023
                                                                      ----------
Industrial Development Revenue
 Bonds - 5.11%
Maricopa County Arizona Pollution Control
 5.75% 11/1/22  ...................................       750,000        764,370
                                                                      ----------
                                                                         764,370
                                                                      ----------
Lease/Certificate of Participation - 0.72%
University Of Arizona Certificate Of Participation
 6.00% 7/15/23  ...................................       100,000        107,229
                                                                      ----------
                                                                         107,229
                                                                      ----------
Pollution Control Revenue
 Bonds - 13.12%
Chandler Arizona Solid Waste System Rev
 5.375% 7/1/16  ...................................       600,000        616,206
Coconimo Cnty Ariz. Pcr Nevada Power Co.
 6.375% 10/1/36  ..................................     1,250,000      1,346,075
                                                                      ----------
                                                                       1,962,281
                                                                      ----------
Utility Revenue Bonds - 0.68%
Salt River Project Series C 5.50% 1/1/28 ..........      100,000         100,995
                                                                      ----------
                                                                         100,995
                                                                      ----------
Water and Sewer Bonds - 14.35%
Gilbert Water & Wastewater System
 Revenue - Connection Development Fee
 6.875% 4/1/16  ...................................     1,000,000      1,021,570
Gilbert Water And Waste Water Revenue
 6.50% 7/1/22 (FGIC)  .............................       100,000        110,938
Puerto Rico Commonwealth Infrastructure
 Financing Authority Special Series A
 5.00% 7/1/21  ....................................       500,000        493,195
Tucson Water Revenue Refunding Series A
 5.75% 7/1/18  ....................................       500,000        520,270
                                                                      ----------
                                                                       2,145,973
                                                                      ----------
Other Revenue Bonds - 4.01%
Salt River Project Arizona Agriculture
 5.00% 1/1/20  ....................................       500,000        492,130
Scottsdale Municipal Property Corporation Lease
 6.25% 11/1/14 (FGIC)  ............................       100,000        108,308
                                                                      ----------
                                                                         600,438
                                                                      ----------
Total Municipal Bonds (cost $13,915,515) ..........                   14,658,775
                                                                      ----------
                                                      for tax-exempt income 19

-------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES OWNED -97.99%
 (COST $13,915,515).................................                 $14,658,775
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES  - 2.01%...............................                     300,550
                                                                     -----------
NET ASSETS APPLICABLE TO 1,342,609 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ............                 $14,959,325
                                                                     ===========

NET ASSET VALUE - TAX FREE ARIZONA FUND A CLASS
 ($10,916,403/979,622 SHARES).......................                      $11.14
                                                                          ======
NET ASSET VALUE - TAX FREE ARIZONA FUND B CLASS
 ($3,710,943/333,229 SHARES)........................                      $11.14
                                                                          ======
NET ASSET VALUE - TAX FREE ARIZONA FUND C CLASS
 ($331,979/29,758 SHARES)...........................                      $11.16
                                                                          ======
---------------
Summary of Abbreviations
     FGIC - Insured by the Financial Guaranty Insurance Company
     GNMA - Insured by the Government National Mortgage Association
     MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 100,000,000,000 shares authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free
 Arizona Fund A Class, 10,000,000,000 shares allocated to
 Tax-Free Arizona Fund B Class, and 10,000,000,000 shares
 allocated to Tax-Free Arizona Fund C Class ......................   $14,061,702
Accumulated net realized gain on investments .....................       154,363
Net unrealized appreciation on investments .......................       743,260
                                                                     -----------
Total net assets .................................................   $14,959,325
                                                                     ===========
NET ASSET VALUE AND OFFERING PRICE FOR
 TAX FREE ARIZONA FUND A CLASS
Net asset value per share (A)  ...................................        $11.14
Sales charge (3.75% of offering price or 3.86% of amount
 invested per share) (B)  ........................................          0.43
                                                                          ------
Offering price ...................................................        $11.57
                                                                          ======
--------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Arizona Fund Class A.

Delaware-Voyageur
Tax-Free Arizona Insured Fund
Statement Of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
Municipal Bonds - 100.04%
General Obligation Bonds - 52.40%
Cave Creek Unified School District #93, Inverse
 Floater (FGIC) 6.97% 7/1/11 ......................    $ 1,500,000   $ 1,613,010
Chandler Refunding (FGIC) 7.00% 7/1/12 ............      1,000,000     1,097,880
Cochise County Unified School District (FGIC)
 7.50% 7/1/10  ....................................      1,000,000     1,268,740
Glendale Unified School District #205
 Inverse Floater 6.37% 7/1/11 .....................      2,600,000     2,845,284
Maricopa County Chandler Refunding #80
 (FGIC) 5.80% 7/1/12  .............................      1,000,000     1,064,240
 (FGIC) 5.85% 7/1/13  .............................      2,200,000     2,341,064
Maricopa County Chandler Unified School District
 #80 (FGIC) 6.00% 7/1/13  .........................      2,400,000     2,600,856
Maricopa County Fountain Hills Unified School
 District #98 (AMBAC) 6.625% 7/1/10 ...............      1,000,000     1,083,470
Maricopa County Gilbert Unified School District
 #41 (FSA) 6.25% 7/1/15  ..........................      1,250,000     1,387,075
Maricopa County Hospital District #1 (FGIC)
 6.125% 6/1/15  ...................................      5,500,000     5,912,720
Maricopa County Kyrene Unified School
 District #28 (FGIC) 5.90% 7/1/10 .................      2,000,000     2,145,520
Maricopa County Madison Unified School District
 #38 (MBIA) 5.80% 7/1/15  .........................      3,150,000     3,365,744
Maricopa County Osborn Unified School District #8
 (FGIC) 5.875% 7/1/14  ............................      3,500,000     3,778,005
Maricopa County Paradise Valley Elementary
 School District #69 (MBIA) 6.40% 7/1/10 ..........      3,000,000     3,274,080
Maricopa County Peoria Unified School District #11
 (AMBAC) 6.10% 7/1/10  ............................      2,000,000     2,206,300
 (AMBAC) 7.00% 7/1/10  ............................      1,000,000     1,102,330
Maricopa County Queens Creek Unified School
 District #95 (AMBAC) 5.70% 7/1/14 ................      4,440,000     4,699,784
Maricopa Creighton Elementary Unified School
 District #114 Series 91 (FGIC)
 6.50% 7/1/08  ....................................      1,000,000     1,174,870
Mesa Arizona Utility Systems Revenue
 (FGIC) 5.25% 7/1/16  .............................     18,680,000    19,051,358
Mohave County Unified School District #1 Lake
 Havasu (FGIC) 5.90% 7/1/15 .......................      5,000,000     5,416,700
Peoria (MBIA) 5.70% 7/1/11 .......................       1,000,000     1,056,600
Phoenix Arizona (MBIA) 6.375% 7/1/13 .............       2,000,000     2,169,920
Pima County Community College District
 (AMBAC) 6.40% 7/1/07  ............................      1,000,000     1,077,270
Pima County Marana Unified School District #6
 (FGIC) 5.75% 7/1/12  .............................      6,350,000     6,702,552
Pima County Tucson Unified School District #1
 Inverse Floater (FGIC) 6.97% 7/1/13 ..............      3,000,000     3,212,700
Pima County Tucson Unified School District #1,
 (FGIC) 4.00% 7/1/13  .............................      3,000,000     3,000,000
Pinal County Apache Junction Unified School
 District #43 (FGIC) 5.85% 7/1/15 .................      2,000,000     2,155,420

20  for tax-exempt income

-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
General Obligation Bonds (Continued)
Puerto Rico Commonwealth Infrastructure
 Financing Authority Series A 5.00% 7/1/21 .......     $ 2,150,000   $ 2,120,739
Series A 5.00% 7/1/28  ...........................       1,000,000       981,570
Santa Cruz County Nogales Unified School District
 #1 (AMBAC) 6.10% 7/1/14  ........................       1,250,000     1,379,888
Tucson (FGIC) 6.10% 7/1/12 .......................       5,030,000     5,414,694
Yuma (AMBAC) 6.125% 7/1/12 .......................       3,000,000     3,296,460
                                                                     -----------
                                                                      99,996,843
                                                                     -----------
Higher Education Revenue
 Bonds - 7.44%
Arizona State University System (MBIA)
 6.125% 7/1/15  ..................................       1,500,000     1,597,485
Glendale Educational Facilities American
 Graduate School (CONNIE LEE) 6.75% 7/1/09 .......         750,000       869,385
(CONNIE LEE) 7.00% 7/1/14 ........................       1,000,000     1,175,010
Glendale Industrial Development Authority
 Midwestern University Series A (CONNIE LEE)
 6.00% 5/15/26  ..................................       2,700,000     2,904,714
Northern Arizona University Revenue
 5.00% 6/1/15  ...................................       3,285,000     3,287,464
Resh-Elliot Park State University (MBIA
 6.75% 7/1/11  ...................................       1,000,000     1,102,620
University Of Arizona (AMBAC) 6.25% 6/1/11 .......       3,000,000     3,256,740
                                                                     -----------
                                                                      14,193,418
                                                                     -----------

Hospital Revenue Bonds - 13.16%
Arizona Health Facility Authority Hospital Revenue
 (MBIA) 5.25% 10/1/26  ...........................       1,000,000     1,006,670
Arizona Health Facility Authority Phoenix Baptist
 Hospital and Medical Center (MBIA)
 6.25% 9/1/11  ...................................       2,000,000     2,186,380
Maricopa County Industrial Development
 Authority Baptist Hospital
 (MBIA) 5.50% 9/1/13  ............................       3,080,000     3,217,799
 (MBIA) 5.50% 9/1/16  ............................       1,000,000     1,035,520
Mohave County Industrial Development Authority
 Baptist Hospital (MBIA) 5.75% 9/1/26 ............       1,100,000     1,161,820
Chris/Silver Ridge (GNMA) 6.375% 11/1/31 .........       1,300,000     1,425,359
Phoenix, Arizona Industrial Development Authority
 Hospital Revenue - John C. Lincoln Health
 Series B 5.60% 12/1/11  .........................       1,020,000     1,091,369
 Series B 5.65% 12/1/12  .........................       1,120,000     1,179,506
 Series B 5.75% 12/1/16  .........................       4,110,000     4,327,172
Pima County, Arizona Development Authority
 Revenue (Healthpartners - Series A)
 5.625% 4/1/14  ..................................       1,000,000     1,062,870
Pima County Tucson Medical Center (MBIA)
 6.375% 4/1/12  ..................................       1,000,000     1,090,490
Pima Individual Health Care (MBIA)
 6.75% 7/1/10  ...................................       1,000,000     1,095,420
Scottsdale,Arizona Industrial Development
 Authority Hospital Revenue - Scottsdale
 Memorial Hospital - Series A 6.00% 9/1/12 .......       2,000,000     2,223,640

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Hospital Revenue Bonds (Continued)
Scottsdale Industrial Development Authority
 Hospital Revenue, Inverse Floater (AMBAC)
 6.87% 9/1/12  .................................       $ 1,250,000   $ 1,437,963
University of Arizona Medical Center (MBIA)
 6.25% 7/1/10  .................................         1,445,000     1,569,732
                                                                     -----------
                                                                      25,111,710
                                                                     -----------
Housing Revenue Bonds - 4.77%
Chandler Industrial Development Authority
 Multifamily Housing (GNMA) 5.90% 7/20/15 ......         1,060,000     1,101,075
Pima County Arizona IDA Revenue Series A
 7.25% 7/1/25  .................................         1,000,000     1,097,680
Tucson Industrial Development Authority Los
 Portales Apartment (GNMA) 5.90% 12/20/31 ......         3,670,000     3,838,673
Yuma Arizona Industrial Development Authority
 Multifamily Revenue Reference
 Mortgage - (GNMA) Regency Apartments A
 5.40% 12/20/17  ...............................         1,040,000     1,055,371
 5.50% 12/20/32  ...............................         2,000,000     2,016,480
                                                                     -----------
                                                                       9,109,279
                                                                     -----------

Industrial Development Revenue
 Bonds - 7.07%
Glendale Industrial Development Authority G.O.
 (CONNIE LEE) 5.625% 7/1/20 ....................         1,500,000     1,552,920
 (CONNIE LEE) 5.875% 7/1/15 ....................         3,000,000     3,184,680
Maricopa County Arizona Industrial Development
 Authority Series A 5.40% 12/1/22 ..............         1,000,000     1,015,750
Maricopa County Stadium District (MBIA)
 5.50% 7/1/13  .................................         2,000,000     2,071,880
Peoria Development Authority Arizona
 Municipal Securities Trust 1996 B
 4.00% 7/1/10  .................................         2,750,000     2,750,000
Peoria Municipal Development Facility Revenue
 Inverse Floater (MBIA) 6.37% 7/1/10 ...........         2,750,000     2,906,118
                                                                     -----------
                                                                      13,481,348
                                                                     -----------
Lease/Certificates Of Participation - 3.34%
Oro Valley Common Trust Funds Partnership
 (MBIA) 5.75% 7/1/11  ..........................         1,000,000     1,078,790
Oro Valley Common Trust Funds Partnership
 (MBIA) 5.75% 7/1/17  ..........................         1,000,000     1,067,770
Scottsdale Municipal Property Corporation Lease
 (FGIC) 6.25% 11/1/14  .........................         3,900,000     4,224,012
                                                                     -----------
                                                                       6,370,572
                                                                     -----------

Power Authority Revenue
 Bonds - 2.26%
Salt River Agricultural Improvement &
 Power Project (AMBAC) 6.50% 1/1/22 ............         2,000,000     2,171,980
 (FGIC) 6.25% 1/1/19  ..........................         2,000,000     2,140,920
                                                                     -----------
                                                                       4,312,900
                                                                     -----------
                                                      for tax-exempt income 21

-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Pre-Refunded*-1.95%
Phoenix Arizona Street & Highway Revenue
 (FGIC) 6.50% 7/1/09-02  .......................     $   2,000,000 $  2,219,480
Pima County Sewer Revenue 6.75% 7/1/15-01 ......         1,380,000    1,509,637
                                                                   ------------
                                                                      3,729,117
                                                                   ------------

Transportation Revenue Bonds - 3.15%
Chandler Street & Highway Revenue, Inverse
 Floater (MBIA) 5.62% 7/1/15 ...................         1,000,000    1,015,270
Tucson Airport Authority Revenue (MBIA)
 5.70% 6/1/13  .................................         4,750,000    4,992,298
                                                                   ------------
                                                                      6,007,568
                                                                   ------------
Water and Sewer Revenue
 Bonds - 4.50%
Apache Junction, Arizona Water Utilities -
 Series A 5.80% 7/1/17  ........................         1,215,000    1,300,961
Chandler Water and Sewer Revenue
 (MBIA) 5.50% 7/1/15  ..........................         1,000,000    1,042,900
 (FGIC) 7.00% 7/1/12  ..........................         1,000,000    1,097,880
Gilbert Water And Waste Water Revenue
 (FGIC) 6.50% 7/1/12  ..........................         1,000,000    1,122,510
 (FGIC) 6.50% 7/1/22  ..........................         2,650,000    2,939,857
Pima County Special Water Improvement District
 (FGIC) 6.20% 1/1/11  ..........................         1,000,000    1,080,380
                                                                   ------------
                                                                      8,584,488
                                                                   ------------
Total Municipal Bonds (cost $176,944,078) ...............           190,897,243
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.04%
 (COST $176,944,078)  ....................................        $ 190,897,243
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.04%)               (79,072)
                                                                  -------------
NET ASSETS APPLICABLE TO 16,639,008 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ..................        $ 190,818,171
                                                                  =============

NET ASSET VALUE - TAX-FREE ARIZONA INSURED A CLASS
 ($186,485,402/16,261,104 SHARES)  .......................               $11.47
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED B CLASS
 ($3,657,347/319,019 SHARES)  ............................               $11.46
                                                                         ======
NET ASSET VALUE - TAX-FREE ARIZONA INSURED C CLASS
 ($675,422/58,885 SHARES)  ...............................               $11.47
                                                                         ======
----------------

* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

    Summary of Abbreviations:
          AMBAC - Insured by the AMBAC Indemnity Corporation
     CONNIE LEE - Insured by the College Construction Insurance Association
           FGIC - Insured by the Financial Guaranty Insurance Company
            FSA - Insured by Financial Security Assurance
           GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax Free Arizona Insured Fund A Class, 1,000,000,000
 shares allocated to Tax Free Arizona Insured Fund B Class
 and 1,000,000,000 shares allocated to Tax Free Arizona
 Insured Fund C Class ........................................    $ 180,488,071
Undistributed net investment income ..........................            5,538
Accumulated net realized loss on investments .................       (3,628,603)
Net unrealized appreciation of investments ...................       13,953,165
                                                                  -------------
Total Net Assets .............................................    $ 190,818,171
                                                                  =============
NET ASSET VALUE AND OFFERING PRICE FOR TAX FREE ARIZONA
 INSURED FUND A CLASS
Net asset value per share (A)  ...............................           $11.47
Sales charge (3.75% of offering price or 3.92% of
 amount invested per share) (B)  .............................             0.45
                                                                         ------
Offering price ...............................................           $11.92
                                                                         ======
-------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Arizona Insured Fund Class A.

22 for tax-exempt income


Delaware-Voyageur Tax-Free New Mexico Fund
Statement of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS - 98.34%
General Obligation Bonds - 20.27%
Albuquerque Special Assessment #223
 6.45% 1/1/15  ................................         $  910,000    $  915,242
Dona Ana County Tax Reference & Improvement
 6.00% 6/1/19  ................................          1,000,000     1,060,540
Farmington Pollution Control Revenue
 6.375% 4/1/22  ...............................          1,000,000     1,076,850
Truth Or Consequences Gross Tax Receipts
 6.30% 7/1/16  ................................          1,000,000     1,070,020
                                                                      ----------
                                                                       4,122,652
                                                                      ----------
Higher Education Revenue Bonds - 10.94%
University of New Mexico Technical Development
 Lease Revenue 6.55% 8/15/25 ..................          1,000,000     1,137,070
New Mexico Education Assistance Foundation
 6.65% 11/1/25  ...............................          1,000,000     1,088,130
                                                                      ----------
                                                                       2,225,200
                                                                      ----------
Hospital Revenue Bonds - 11.15%
Farmington,New Mexico Hospital Revenue -
 San Juan Regulated Medical Center - Series A
 5.00% 6/1/16  ................................          1,000,000       981,080
Cibola County,New Mexico Gross Receipts Tax
 Revenue 5.00% 11/1/16  .......................            200,000       199,260
State Hospital Equipment Memorial Medical
 Center Project 6.40% 6/1/16 ..................          1,000,000     1,088,060
                                                                      ----------
                                                                       2,268,400
                                                                      ----------
Housing Revenue Bonds - 34.94%
Carlsbad,New Mexico Housing Multifamily
 Revenue - Colonial Hillcrest 7.375% 8/1/27 ...          1,000,000     1,020,190
New Mexico Mortgage Finance Authority Series
 1994B 6.75% 7/1/25  ..........................          1,000,000     1,147,960
New Mexico Mortgage Finance Authority Series
 1994F 6.95% 1/1/26  ..........................          1,000,000     1,133,980
New Mexico Mortgage Finance Authority Series
 1996G 6.85% 1/1/21  ..........................          1,500,000     1,731,750
Santa Fe Single Family Mortgage Revenue
 6.20% 11/1/16  ...............................          1,000,000     1,061,440
Southeastern New Mexico Affordable Housing
 Reference - Housing - Casa Hermosa
 Apartments 7.25% 12/1/27 .....................          1,000,000     1,010,850
                                                                      ----------
                                                                       7,106,170
                                                                      ----------
Industrial Development Revenue
 Bonds - 10.50%
Las Cruses Solid Waste Authority 6.00% 6/1/16..          1,000,000     1,047,320
Lordsburg Pollution Control 6.50% 4/1/13 ......          1,000,000     1,088,530
                                                                      ----------
                                                                       2,135,850
                                                                      ----------
Utility Revenue Bonds - 5.27%
Los Alamos Utility System Revenue 1994A
 6.00% 7/1/15 (FSA)  ..........................          1,000,000     1,072,030
                                                                      ----------
                                                                       1,072,030
                                                                      ----------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Water and Sewer Revenue
 Bonds - 5.27%
Rio Rancho Water & Wastewater Revenue
 6.00% 5/15/22 (FSA)  ...........................     $  1,000,000  $ 1,071,080
                                                                    -----------
                                                                      1,071,080
                                                                    -----------
Total Municipal Bonds (cost $18,459,263) ........                    20,001,382
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
 (COST $18,459,263) - 98.34%  ....................................   20,001,382
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.66% ..........      337,054
                                                                    -----------
NET ASSETS APPLICABLE TO 1,803,281 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ..........................  $20,338,436
                                                                    ===========

NET ASSET VALUE - TAX-FREE NEW MEXICO FUND A CLASS
 ($18,958,459 / 1,680,991 SHARES)  ...............................       $11.28
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND B CLASS
 ($1,065,222 / 94,392 SHARES)  ...................................       $11.29
                                                                         ======
NET ASSET VALUE - TAX-FREE NEW MEXICO FUND C CLASS
 ($314,755 / 27,898 SHARES)  .....................................       $11.28
                                                                         ======
-------------
FSA - Insured by the Financial Security Assurance

Components of Net Assets at December 31, 1997:
Common stock, $.01 par value, unlimited shares authorized
 to Tax-Free New Mexico Fund .....................................  $19,414,778
Accumulated net realized loss on investments .....................     (618,461)
Net unrealized appreciation on investments .......................    1,542,119
                                                                    -----------
Total net assets .................................................  $20,338,436
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE FOR
 TAX-FREE NEW MEXICO FUND A CLASS
Net asset value per share (A)  ...................................       $11.28
Sales charge (3.75% of offering price or 3.90% of
 amount invested per share) (B)  .................................         0.44
                                                                         ------
Offering price ...................................................       $11.72
                                                                         ======
-----------

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free New Mexico Fund Class A.

                                                      for tax-exempt income 23

Delaware-Voyageur Tax-Free Utah Fund
Statement Of Net Assets
December 31, 1997
-------------------------------------------------------------------------------
                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS - 99.81%
General Obligation Bonds - 19.62%
Iron County School District (MBIA)
 6.50% 1/15/13  ..................................      $  100,000   $  112,570
Nebo Utah School District 6.00% 6/15/18 ..........         200,000      215,052
Provo,Utah City School District 6.25% 6/15/13 ....         100,000      109,460
Puerto Rico Aqueduct & Sewer Authority
 5.00% 7/1/15  ...................................         200,000      199,074
Salt Lake County Service Area # 1
 6.00% 12/15/12  .................................         100,000      105,502
                                                                     ----------
                                                                        741,658
                                                                     ----------
Higher Education Revenue
 Bonds - 28.20%
Salt Lake County Utah College - Westminster
 College Project 5.75% 10/1/27 ...................         160,000      164,777
Southern Utah University Board of Regents
 (AMBAC) 6.35% 5/1/10  ...........................         150,000      165,557
Southern Utah University Pavilion Student Fee
 6.30% 6/1/16  ...................................         390,000      415,233
Utah State Board of Regents
 (MBIA) 5.875% 7/1/21  ...........................         100,000      105,777
 (AMBAC) 6.30% 6/1/12  ...........................         100,000      108,475
Weber State University Board of Regents
 (MBIA) 6.25% 4/1/10  ............................         100,000      106,474
                                                                     ----------
                                                                      1,066,293
                                                                     ----------
Hospital Revenue Bonds - 2.64%
Utah county,Utah Hospital Revenue - IHC Health
 Services 5.25% 8/15/26  .........................         100,000       99,700
                                                                     ----------
                                                                         99,700
                                                                     ----------
Housing Revenue Bonds - 23.38%
Clearfield City Utah Multifamily Revenue
 Housing - Mortgage - Federal Housing
 Authority Oakstone Apartments -
 A 5.75% 11/1/27  ................................         150,000      151,911
Salt Lake City Multifamily Housing Authority
 6.00% 4/1/25  ...................................         100,000      103,134
Salt Lake County Housing Authority Multifamily
 Bridgeside (FHA) 6.30% 11/1/28 ..................         270,000      286,505
Utah Housing Finance Authority Single Family
 Mortgage Revenue
 Series 1994C 6.30% 7/1/16 .......................          20,000       21,409
 Series 1992D-1 6.70% 7/1/12 .....................         105,000      112,059
Utah Housing Finance Multifamily Cottonwood
 Project (FNMA) 6.30% 7/1/15 .....................         200,000      208,916
                                                                     ----------
                                                                        883,934
                                                                     ----------
Municipal Lease Bonds - 15.16%
Salt Lake City Municipal Building Authority Lease
 Revenue Series A 6.38% 10/1/12 ..................         100,000      109,615
Weber County Utah Municipal Building Authority
 Lease Revenue 5.75% 12/15/19.....................         200,000      206,910
*West Valley City Utah Municipal Building
Authority Lease Revenue
 5.13% 1/15/18  ..................................         150,000      150,056
 6.00% 1/15/10  ..................................         100,000      106,400
                                                                     ----------
                                                                        572,981
                                                                     ----------

                                                         Principal     Market
                                                          Amount       Value
                                                         ---------     ------
MUNICIPAL BONDS (Continued)
Utility Revenue Bonds - 1.07%
Puerto Rico Electric Power Authority Series X
 5.50% 7/1/25  .....................................    $   40,000   $   40,587
                                                                     ----------
                                                                         40,587
                                                                     ----------
Water And Sewer Revenue Bonds - 9.74%
Utah Water Finance Agency Revenue - Series A
 5.60% 10/1/17  ....................................       150,000      156,128
White City Water District Revenue
 5.90% 2/1/22  .....................................       200,000      212,238
                                                                     ----------
                                                                        368,366
                                                                     ----------
Total Municipal Bonds (cost $3,535,103) ...........                   3,773,519
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.81%
 (COST $3,535,103)  ................................                 $3,773,519
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 0.19% ...............................                      7,130
                                                                     ----------
NET ASSETS APPLICABLE TO 333,715 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ............                 $3,780,649
                                                                     ==========
NET ASSET VALUE - TAX-FREE UTAH A CLASS
 ($3,222,826/284,484 SHARES)  ......................                     $11.33
                                                                         ======
NET ASSET VALUE - TAX-FREE UTAH B CLASS
 ($557,823/49,231 SHARES)  .........................                     $11.33
                                                                         ======
------------
            AMBAC - Insured by the AMBAC Indemnity Corporation
              FHA - Insured by the Federal Housing Administration
             FNMA - Insured by the Federal National Mortgage Association
             MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax-Free Utah Fund A Class and 1,000,000,000
 shares allocated to Tax-Free Utah Fund B Class ...............     $ 3,579,499
Accumulated net realized loss on investments ..................         (37,266)
Net unrealized appreciation of investments ....................         238,416
                                                                    -----------
Total Net Assets ..............................................     $ 3,780,649
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE FOR
TAX-FREE UTAH FUND A CLASS
 Net asset value per share (A)  ...............................          $11.33
Sales charge (3.75% of offering price or 3.88% of
 amount invested per share) (B)  ..............................            0.44
                                                                         ------
Offering price ................................................          $11.77
                                                                         ======

--------------

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax-Free Utah Fund Class A.

24 for tax-exempt income

    Delaware-Voyageur Funds
    Statements Of Operations
    Year Ended December 31, 1997
    ---------------------------------------------------------------------------

                                                 Tax-Free          Tax-Free      Tax-Free Arizona      Tax-Free        Tax-Free
                                              Colorado Fund      Arizona Fund      Insured Fund    New Mexico Fund     Utah Fund
                                              -------------      ------------    ----------------  ---------------     ---------
    INVESTMENT INCOME:
    Interest ................................  $21,727,112          $832,937        $11,446,838       $1,234,337        $228,407
                                               -----------          --------        -----------       ----------        --------


    EXPENSES:
    Management fees..........................    1,787,177            70,527            993,505          102,892          19,497
    Dividend disbursing, transfer agent,
        and other fees and expenses..........      273,346            13,100            161,643           22,501          35,071
    Distribution expense.....................      690,596            64,168            378,964           39,860           8,553
    Custody..................................       44,372             3,265             46,359           10,106           2,088
    Registration fees........................       13,322             9,125              8,373            4,203          30,523
    Reports and statements to shareholders...       80,191             3,700             35,611           13,493           9,679
    Accounting and administration............      128,741             5,467             73,936            7,726           1,292
    Professional fees........................       30,009            10,203             18,997           14,271          17,237
    Directors' fees..........................       12,074               806              6,746              705           1,653
    Other....................................       94,264              --               68,964            6,782            --
                                               -----------          --------        -----------       ----------        --------
                                                 3,154,092           180,361          1,793,098          222,539         125,593
    Less expenses absorbed or waived.........     (178,191)          (84,332)           (97,576)          (9,442)        (94,656)
                                               -----------          --------        -----------       ----------        --------
    Total Expenses...........................    2,975,901            96,029          1,695,522          213,097          30,937
                                               -----------          --------        -----------       ----------        --------

    NET INVESTMENT INCOME....................   18,751,211           736,908          9,751,316        1,021,240         197,470
                                               -----------          --------        -----------       ----------        --------

    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain on investments:....    4,504,945           174,893          2,190,476          272,561          57,047
        Net change in unrealized appreciation
         of investments:.....................   15,302,638           437,873          4,860,331          651,320         111,041
                                               -----------          --------        -----------       ----------        --------
    NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS .........................   19,807,583           612,766          7,050,807          923,881         168,088
                                               -----------          --------        -----------       ----------        --------
    NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS......................  $38,558,794        $1,349,674        $16,802,123       $1,945,121        $365,558
                                               -----------        ----------        -----------       ----------        --------

                            See accompanying notes
                                                      for tax-exempt income 25

Delaware-Voyageur Funds
Statements Of Changes In Net Assets
------------------------------------------------------------------------------

                                                    Tax-Free                     Tax-Free                      Tax-Free
                                                 Colorado Fund                 Arizona Fund             Arizona Insured Fund
                                          -------------------------     -------------------------     -------------------------
                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           12/31/97       12/31/96       12/31/97       12/31/96       12/31/97       12/31/96

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income................    $18,751,211    $19,646,268      $736,908        $585,918     $9,751,316    $10,932,538
Net realized gain (loss) on investments    4,504,945        133,826       174,893          43,350      2,190,476         10,306
Net increase (decrease) in unrealized
 appreciation .......................     15,302,638     (5,488,422)      437,873          48,393      4,860,331     (2,489,648)
                                        ------------   ------------   -----------     -----------   ------------   ------------
Net increase in net assets resulting
 from operations ....................     38,558,794     14,291,672     1,349,674         677,661     16,802,123      8,453,196
                                        ------------   ------------   -----------     -----------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
    A Class..........................    (18,996,568)   (18,915,160)     (558,716)       (458,456)    (9,694,062)   (10,689,424)
    B Class..........................       (263,048)      (109,036)     (170,145)       (126,098)      (146,915)      (104,095)
    C Class..........................        (73,064)       (59,059)       (8,986)         (1,140)       (22,575)       (21,813)

Net realized gain from security transactions:
    A Class..........................          --             --          (14,835)        (32,110)         --             --
    B Class..........................          --             --           (5,249)        (11,166)         --             --
    C Class..........................          --             --             (446)            (74)         --             --
                                        ------------   ------------   -----------     -----------   ------------   ------------
                                         (19,332,680)   (19,083,255)     (758,377)       (629,044)    (9,863,552)   (10,815,332)
                                        ------------   ------------   -----------     -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class..........................     24,861,682     21,914,760     1,713,483       4,078,229      8,703,489     12,580,493
    B Class..........................      3,577,245      3,017,003     1,398,191       1,938,750      1,626,775      1,108,948
    C Class..........................        556,067        784,158       294,389           1,991        260,791        369,065
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and net realized
    gain on security transactions:
    A Class..........................     12,735,946     12,151,368       318,925         255,437      4,127,147      4,229,553
    B Class..........................        223,373         68,715        93,785          71,011         80,590         60,679
    C Class..........................         68,964         49,099         1,725           1,371         14,987         19,176
                                        ------------   ------------   -----------     -----------   ------------   ------------
                                          42,023,277     37,985,103     3,820,498       6,346,789     14,813,779     18,367,914
                                        ------------   ------------   -----------     -----------   ------------   ------------
Cost of shares repurchased:
    A Class..........................    (56,711,281)   (63,749,843)   (1,297,760)       (821,165)   (42,377,224)   (43,310,737)
    B Class..........................       (535,127)      (567,194)   (1,423,141)       (179,787)    (1,306,416)      (107,429)
    C Class..........................       (537,497)      (354,884)        --             (7,414)      (172,902)      (367,793)
                                        ------------   ------------   -----------     -----------   ------------   ------------
                                         (57,783,905)   (64,671,921)   (2,720,901)     (1,008,366)   (43,856,542)   (43,785,959)
                                        ------------   ------------   -----------     -----------   ------------   ------------
Increase (decrease) in net assets derived
 from capital share transactions ....    (15,760,628)   (26,686,818)    1,099,597       5,338,423    (29,042,763)   (25,418,045)
                                        ------------   ------------   -----------     -----------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS.     3,465,486    (31,478,401)    1,690,894       5,387,040    (22,104,192)   (27,780,181)

NET ASSETS:
Beginning of year....................    364,022,636    395,501,037    13,268,431       7,881,391    212,922,363    240,702,544
                                        ------------   ------------   -----------     -----------   ------------   ------------
End of year..........................   $367,488,122   $364,022,636   $14,959,325     $13,268,431   $190,818,171   $212,922,363
                                        ============   ============   ===========     ===========   ============   ============

                            See accompanying notes

26 tax-exempt income

-------------------------------------------------------------------------------


                                                       Tax-Free New Mexico Fund            Tax-Free Utah Fund
                                                      --------------------------      --------------------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended
                                                       12/31/97        12/31/96        12/31/97        12/31/96
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ............................   $  1,021,240    $  1,084,569    $    197,470    $    222,176
Net realized gain (loss) on investments ..........        272,561          (6,878)         57,047         (22,702)
Net increase (decrease) in unrealized
 appreciation ....................................        651,320        (241,314)        111,041         (61,332)
                                                     ------------    ------------    ------------    ------------
Net increase in net assets resulting from
 operations ......................................      1,945,121         836,377         365,558         138,142
                                                     ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
    A Class ......................................       (994,922)     (1,036,927)       (178,847)       (206,175)
    B Class ......................................        (38,815)        (27,156)        (20,903)        (16,604)
    C Class ......................................        (12,451)         (5,150)           --               N/A
Net realized gain from security transactions:
    A Class ......................................           --              --              --              --
    B Class ......................................           --              --              --              --
    C Class ......................................           --              --              --              --
                                                     ------------    ------------    ------------    ------------
                                                       (1,046,188)     (1,069,233)       (199,750)       (222,779)
                                                     ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class ......................................      1,142,996       2,700,528         199,784         181,975
    B Class ......................................        316,181         362,012         133,701          25,000
    C Class ......................................         96,958         344,523            --              --
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on security transactions:
    A Class ......................................        546,725         424,981          61,141          86,770
    B Class ......................................         22,585          14,983          18,642          16,214
    C Class ......................................         12,667           4,197            --              --
                                                     ------------    ------------    ------------    ------------
                                                        2,138,112       3,851,224         413,268         309,959
                                                     ------------    ------------    ------------    ------------
Cost of shares repurchased:
    A Class ......................................     (3,709,704)     (4,156,051)     (1,040,871)       (471,420)
    B Class ......................................       (109,361)       (186,300)        (15,563)           --
    C Class ......................................       (148,298)        (15,000)           --              --
                                                     ------------    ------------    ------------    ------------
                                                       (3,967,363)     (4,357,351)     (1,056,434)       (471,420)
                                                     ------------    ------------    ------------    ------------
Decrease in net assets derived from capital
 share transactions ..............................     (1,829,251)       (506,127)       (643,166)       (161,461)
                                                     ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ............       (930,318)       (738,983)       (477,358)       (246,098)

NET ASSETS:
Beginning of year ................................     21,268,754      22,007,737       4,258,007       4,504,105
                                                     ------------    ------------    ------------    ------------
End of year ......................................   $ 20,338,436    $ 21,268,754    $  3,780,649    $  4,258,007
                                                     ============    ============    ============    ============


                            See accompanying notes
                                                      for tax-exempt income 27


Delaware-Voyageur Funds
Financial Highlights
------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                          Tax-Free Colorado Fund-Class A
                                                       --------------------------------------------------------------------
                                                       Year ended     Year ended    Year ended    Year ended     Year ended
                                                       12/31/97(2)     12/31/96      12/31/95      12/31/94       12/31/93

Net asset value, beginning of period .............         $10.780       $10.900       $ 9.530       $11.100         $10.570

Income from investment operations:
    Net investment income ........................           0.574         0.560         0.540         0.550           0.560
    Net realized and unrealized gain (loss)
         from investments ........................           0.618        (0.130)        1.380        (1.540)          0.850
                                                        ----------    ----------      --------      --------         -------
    Total from investment operations .............           1.192         0.430         1.920        (0.990)          1.410
                                                        ----------    ----------      --------      --------         -------
Less dividends and distributions:
    Dividends from net investment income .........          (0.592)       (0.550)       (0.550)       (0.540)         (0.560)
    Distributions from net realized gain on
         security transactions ...................              --            --            --        (0.040)         (0.320)
                                                        ----------    ----------      --------      --------         -------
    Total dividends and distributions ............          (0.592)       (0.550)       (0.550)       (0.580)         (0.880)
                                                        ----------    ----------      --------      --------         -------
Net asset value, end of period ...................         $11.380       $10.780       $10.900       $ 9.530         $11.100
                                                        ==========    ==========      ========      ========         =======

Total Return(1)...................................           11.40%         4.08%        20.54%        (9.12%)         13.72%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ......        $357,993      $358,328      $357,993      $354,138        $399,218
    Ratio of expenses to average net assets ......            0.81%         0.78%         0.76%         0.66%           0.75%
    Ratio of expenses to average net assets prior
         to expense limitation ...................            0.86%         0.91%         0.93%         0.72%           0.75%
    Ratio of net investment income to average
         net assets ..............................            5.25%         5.27%         5.18%         5.35%           4.97%
    Ratio of net investment income to average
         net assets prior to expense limitation ..            5.20%         5.14%         5.01%         5.29%           4.97%
    Portfolio turnover ...........................              54%           40%           82%           69%             58%

----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                            See accompanying notes.

28 for tax-exempt income

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                   Tax-Free Colorado Fund-Class B           Tax-Free Colorado Fund-Class C
                                                   ------------------------------     ------------------------------------------
                                                    Year        Year   Period from      Year      Year      Year     Period from
                                                   ended       ended  3/22/95(1) to     ended     ended     ended    5/6/94(1) to
                                                12/31/97(4)   12/31/96   12/31/95    12/31/97(4) 12/31/96  12/31/95    12/31/94

Net asset value, beginning of period ...........  $10.780     $10.900    $10.250       $10.780   $10.900   $ 9.530     $10.210

Income from investment operations:
    Net investment income ......................    0.483       0.470      0.350         0.484     0.460     0.450       0.290
    Net realized and unrealized gain (loss)
        from investments .......................    0.616      (0.130)     0.650         0.615    (0.130)    1.370      (0.670)
                                                  -------     -------    -------       -------   -------    ------     -------
    Total from investment operations .........      1.099       0.340      1.000         1.099     0.330     1.820      (0.380)
                                                  -------     -------    -------       -------   -------    ------     -------
Less dividends and distributions:
    Dividends from net investment income .......   (0.499)     (0.460)    (0.350)       (0.499)   (0.450)   (0.450)     (0.270)
    Distributions from net realized gain on
        security transactions ..................       --          --         --            --        --        --      (0.030)
                                                  -------     -------    -------       -------   -------    ------     -------
    Total dividends and distributions ..........   (0.499)     (0.460)    (0.350)       (0.499)   (0.450)   (0.450)     (0.300)
                                                  -------     -------    -------       -------   -------    ------     -------
Net asset value, end of period .................  $11.380     $10.780    $10.900       $11.380   $10.780   $10.900      $9.530
                                                  =======     =======    =======       =======   =======   =======      ======

Total Return(2).................................    10.47%       3.25%      9.96%        10.47%     3.17%    19.44%      (3.75%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ....   $7,798      $4,172     $1,643         1,697    $1,522    $1,042        $465
    Ratio of expenses to average net assets ....     1.62%       1.58%      1.39%(3)      1.64%     1.66%     1.66%       1.80%(3)
    Ratio of expenses to average net assets
       prior to expense limitation .............     1.67%       1.65%      1.60%(3)      1.69%     1.66%     1.66%       1.81%(3)
    Ratio of net investment income to
       average net assets ......................     4.44%       4.45%      3.96%(3)      4.42%     4.40%     4.20%       4.23%(3)
    Ratio of net investment income to average
       net assets prior to expense limitation ..     4.39%       4.38%      3.75%(3)      4.37%     4.40%     4.20%       4.22%(3)
    Portfolio turnover .........................       54%         40%       82%            54%       40%       82%         69%

--------------
(1)   Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)   Annualized.
(4) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.



                            See accompanying notes
                                                      for tax-exempt income 29

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                               Tax-Free Arizona Fund - Class A    Tax-Free Arizona Fund - Class B   Tax-Free Arizona Fund - Class C
                               -------------------------------    -------------------------------   -------------------------------
                              Year        Year    Period from    Year        Year     Period from    Year       Year   Period from
                              ended       ended   3/2/95(1) to   ended       ended   6/29/95(1) to   ended      ended 5/13/95(1) to
                             2/31/97(4)  12/31/96   12/31/95   12/31/97(4)  12/31/96    12/31/95   12/31/97(4) 12/31/96  12/31/95
                             ----------  -------- -----------  -----------  --------  -----------  ----------- --------- ----------
Net asset value, beginning
  of period ..............    $10.700    $10.750    $10.000    $10.690     $10.740    $10.300      $10.710    $10.760    $10.200

Income from investment
 operations:
   Net investment income..      0.589      0.580      0.460      0.502       0.510      0.260        0.534      0.500      0.300
   Net realized and
     unrealized gain (loss)
     from investments ....      0.455     (0.010)     0.840      0.469      (0.010)     0.530        0.437     (0.010)     0.650
                              -------    -------    -------    -------     -------    -------      -------    -------    -------
    Total from investment
     operations ..........      1.044      0.570      1.300      0.971       0.500      0.790        0.971      0.490      0.950
                              -------    -------    -------    -------     -------    -------      -------    -------    -------

Less dividends and
 distributions:
   Dividends from net
    investment income .....    (0.589)    (0.580)    (0.460)    (0.506)     (0.510)    (0.260)      (0.506)    (0.500)    (0.300)
   Distributions from net
    realized gain on
    security transactions .    (0.015)    (0.040)    (0.090)    (0.015)     (0.040)    (0.090)      (0.015)    (0.040)    (0.090)
                              -------    -------    -------    -------     -------    -------      -------    -------    -------
    Total dividends and
      distributions .......    (0.604)    (0.620)    (0.550)    (0.521)     (0.550)    (0.350)      (0.521)    (0.540)    (0.390)
                              -------    -------    -------    -------     -------    -------      -------    -------    -------
Net asset value, end
   of period ..............   $11.140    $10.700    $10.750    $11.140     $10.690    $10.740      $11.160    $10.710    $10.760
                              =======    =======    =======    =======     =======    =======      =======    =======    =======

Total Return(2)............    10.07%       5.48%     13.27%      9.34%       4.84%      7.74%        9.32%      4.70%      9.43%

Ratios and supplemental data:
    Net assets, end of
     period (000 omitted)     $10,916     $9,755     $6,225     $3,711      $3,491     $1,629         $332        $23        $27
    Ratio of expenses to
     average net assets ...      0.48%      0.46%      0.52%(3)   1.22%       1.11%      0.99%(3)     1.23%      1.21%      1.20%(3)
    Ratio of expenses to
     average net assets
     prior to expense
     limitation ...........      1.08%      1.25%      1.25%(3)   1.82%       2.00%      2.00%(3)     1.83%      2.00%      2.00%(3)
    Ratio of net investment
     income to average
      net assets ..........      5.42%      5.43%      5.19%(3)   4.68%       4.77%      4.60%(3)     4.67%      4.68%      4.65%(3)
    Ratio of net investment
      income to average net
      assets prior to
      expense limitation ..      4.82%      4.64%      4.46%(3)   4.08%       3.88%      3.59%(3)     4.07%      3.89%      3.85%(3)
    Portfolio turnover ....        39%        70%        38%        39%         70%        38%          39%        70%        38%

-----------
(1)   Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)   Annualized.
(4) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

30 for tax-exempt income

------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Tax-Free Arizona Insured Fund - Class A
                                                                       ---------------------------------------
                                                     Year ended       Year ended     Year ended     Year ended      Year ended
                                                     12/31/97(2)       12/31/96       12/31/95       12/31/94        12/31/93

Net asset value, beginning of period ..............   $11.060          $11.150        $9.860         $11.310          $10.710

Income from investment operations:
    Net investment income .........................     0.548            0.530         0.540           0.550            0.580
    Net realized and unrealized gain (loss)
      from investments ............................     0.416           (0.090)        1.310          (1.370)           0.740
                                                      -------          -------       -------         -------          -------
    Total from investment operations ..............     0.964            0.440         1.850          (0.820)           1.320
                                                      -------          -------       -------         -------          -------
Less dividends and distributions:
    Dividends from net investment income ..........    (0.554)          (0.530)       (0.560)         (0.530)          (0.580)
    Distributions from net realized gain on
       security transactions ......................        --               --            --          (0.040)          (0.140)
    In excess of net realized gains ...............        --               --            --          (0.060)              --
                                                      -------          -------       -------         -------          -------
    Total dividends and distributions .............    (0.554)          (0.530)       (0.560)         (0.630)          (0.720)
                                                      -------          -------       -------         -------          -------
Net asset value, end of period ....................   $11.470          $11.060       $11.150          $9.860          $11.310
                                                      =======          =======       =======         =======          =======

Total Return(1)....................................      8.96%            4.09%        19.10%          (7.41%)          12.64%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .......  $186,485         $209,258      $238,114        $231,736         $263,312
    Ratio of expenses to average net assets .......      0.84%            0.82%         0.69%           0.72%            0.59%
    Ratio of expenses to average net assets
          prior to expense limitation .............      0.89%            0.95%         0.95%           0.92%            1.03%
    Ratio of net investment income to average
          net assets ..............................      4.92%            4.89%         5.07%           5.20%            5.00%
    Ratio of net investment income to average
          net assets prior to expense
          limitation ..............................      4.87%            4.76%         4.81%           5.00%            4.56%
    Portfolio turnover ............................        42%              42%           42%             25%              33%

---------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(2) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                                                      for tax-exempt income 31

-------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Tax-Free Arizona
                                                          Insured Fund - Class B          Tax-Free Arizona Insured Fund - Class C
                                                    ---------------------------------     ---------------------------------------
                                                        Year      Year    Period from      Year      Year     Year     Period from
                                                       ended     ended   3/10/95(1) to     ended     ended    ended   5/26/94(1) to
                                                    12/31/97(4) 12/31/96    12/31/95   12/31/97(4) 12/31/96 12/31/95    12/31/95

Net asset value, beginning of period ..............  $11.050    $11.140     $10.440       $11.060   $11.150   $9.860    $10.480

    Income from investment operations:
        Net investment income .....................    0.455      0.450       0.380         0.456     0.430    0.450      0.270
        Net realized and unrealized gain (loss)
            from investments ......................    0.414     (0.090)      0.690         0.414    (0.090)   1.310     (0.560)
                                                     -------    -------     -------       -------    ------   ------    -------

        Total from investment operations ..........    0.869      0.360       1.070         0.870     0.340    1.760     (0.290)
                                                     -------    -------     -------       -------    ------   ------    -------

    Less dividends and distributions:
        Dividends from net investment income ......   (0.459)    (0.450)     (0.370)       (0.460)   (0.430)  (0.470)    (0.250)
        Distributions from net realized gain on
            security transactions .................       --         --          --            --        --       --     (0.040)
        In excess of net realized gains ...........       --         --          --            --        --       --     (0.040)
                                                     -------    -------     -------       -------    ------   ------    -------

        Total dividends and distributions .........   (0.459)    (0.450)     (0.370)       (0.460)   (0.430)  (0.470)    (0.330)
                                                     -------    -------     -------       -------    ------   ------    -------

    Net asset value, end of period ................  $11.460    $11.050     $11.140       $11.470   $11.060  $11.150      $9.86
                                                     =======    =======     =======       =======   =======  =======    =======

    Total Return(2).................................    8.06%      3.32%      10.36%         8.05%     3.18%   18.10%     (2.84%)

    Ratios and supplemental data:
        Net assets, end of period (000 omitted) ...   $3,657     $3,110      $2,048          $675      $554     $541       $326
        Ratio of expenses to average net assets ...     1.65%      1.59%       1.33%(3)      1.65%     1.70%    1.54%      1.50%(3)
        Ratio of expenses to average net assets
            prior to expense limitation ...........     1.70%      1.70%       1.60%(3)      1.70%     1.70%    1.69%      1.71%(3)
        Ratio of net investment income to average
            net assets ............................     4.11%      4.11%       4.08%(3)      4.11%     4.01%    4.18%       4.1%(3)
        Ratio of net investment income to average
            net assets prior to expense limitation.     4.06%      4.00%       3.81%(3)      4.06%     4.01%    4.03%      3.89%(3)
        Portfolio turnover ........................       42%        42%         42%           42%       42%      42%        25%

--------------
(1)   Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)   Annualized.
(4) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

32 for tax-exempt income

-------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           Tax-Free New Mexico Fund - Class A
                                                    -------------------------------------------------------------------------------
                                                    Year ended    Year ended   Year ended Two months ended   Year ended  Year ended
                                                    12/31/97(3)     12/31/96     12/31/95     12/31/94        10/31/94    10/31/93

Net asset value, beginning of period ..........       $10.790       $10.890       $9.590       $9.770          $10.920     $10.000

Income from investment operations:
    Net investment income .....................         0.547         0.540        0.520        0.110            0.560       0.570
    Net realized and unrealized gain (loss)
          from investments ....................         0.503        (0.110)       1.330       (0.200)          (1.160)      0.980
                                                      -------       -------      -------       ------           ------     -------
    Total from investment operations ..........         1.050         0.430        1.850       (0.090)          (0.600)      1.550
                                                      -------       -------      -------       ------           ------     -------
Less dividends and distributions:
    Dividends from net investment income ......        (0.560)       (0.530)      (0.550)      (0.090)          (0.550)     (0.570)
    Distributions from net realized gain
    on security transactions ..................          --              --           --           --               --      (0.060)
                                                      -------       -------      -------       ------           ------     -------
    Total dividends and distributions .........        (0.560)       (0.530)      (0.550)      (0.090)          (0.550)     (0.630)
                                                      -------       -------      -------       ------           ------     -------
Net asset value, end of period ................       $11.280       $10.790      $10.890       $9.590           $9.770     $10.920
                                                      =======       =======      =======       ======           ======     =======



Total Return(1)................................         10.01%         4.13%       19.64%       (0.90%)          (5.56%)     15.77%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...       $18,959       $20,133      $21,402      $19,706          $23,096     $17,302
    Ratio of expenses to average ..............          0.99%         0.88%        0.87%        0.06%(2)         0.29%       0.00%
    Ratio of expenses to average net assets
    prior to expense limitation ...............          1.04%         1.07%        1.09%        1.25%(2)         1.16%       1.25%
    Ratio of net investment income to
     average net assets .......................          5.00%         5.06%        5.07%        6.38%(2)         5.26%       5.10%
    Ratio of net investment income to
     average net assets prior to
     expense limitation .......................          4.95%         4.87%        4.85%        5.19%(2)         4.39%       3.85%
    Portfolio turnover ........................            28%           42%          55%           2%              22%         30%

-------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)   Annualized.
(3) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                                                      for tax-exempt income 33

-------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                                Tax-Free New Mexico
                                                               Tax-Free New Mexico Fund - Class B                  Fund - Class C
                                                    -------------------------------------------------------- -----------------------
                                                        Year      Year      Year    Two months  Period from     Year    Period from
                                                       ended      ended     ended      ended    3/3/94(1) to    ended   5/7/96(1) to
                                                    12/31/97(4)  12/31/96  12/31/95   12/31/94    10/31/94   12/31/97(4)  12/31/96


 Net asset value, beginning of period ............... $10.790    $10.890   $9.590    $9.770      $10.690     $10.790    $10.410

    Income from investment operations:
        Net investment income .......................   0.465      0.460    0.460     0.090        0.310       0.459      0.280
        Net realized and unrealized gain
           (loss) from investments ..................   0.508     (0.110)   1.320    (0.190)      (0.930)      0.495      0.370
                                                        -----     ------    -----    ------       ------       -----      -----
        Total from investment operations ............   0.973      0.350    1.780    (0.100)      (0.620)      0.954      0.650
                                                        -----     ------    -----    ------       ------       -----      -----

    Less dividends and distributions:
        Dividends from net investment income ........  (0.473)    (0.450)  (0.480)   (0.080)      (0.300)     (0.464)    (0.270)
        Distributions from net realized gain
           on security transactions                        --         --       --        --           --          --         --
                                                        -----     ------    -----    ------       ------       -----      -----
       Total dividends and distributions ............  (0.473)    (0.450)  (0.480)   (0.080)      (0.300)     (0.464)    (0.270)
                                                        -----     ------    -----    ------       ------       -----      -----
    Net asset value, end of period .................. $11.290    $10.790  $10.890    $9.590       $9.770     $11.280    $10.790
                                                      =======    =======  =======    ======       ======     =======    =======

    Total Return(2)..................................    9.24%      3.39%   18.84%    (0.98%)      (5.84%)      9.06%      6.30%

    Ratios and supplemental data:
        Net assets, end of period (000 omitted) .....  $1,065       $794     $605      $272         $264        $315       $341
        Ratio of expenses to average net assets .....    1.76%      1.61%    1.53%     0.75%(3)     0.98%(3)    1.84%      1.74%(3)
        Ratio of expenses to average net assets
           prior to expense limitation ..............    1.81%      1.82%    1.83%     2.00%(3)     1.86%(3)    1.89%      1.83%(3)
        Ratio of net investment income to
           average net assets .......................    4.23%      4.31%    4.33%     5.60%(3)     4.57%(3)    4.15%      4.21%(3)
        Ratio of net investment income to
           average net assets prior to
           expense limitation .......................    4.18%      4.10%    4.03%     4.35%(3)     3.69%(3)    4.10%      4.12%(3)
        Portfolio turnover ..........................      28%        42%      55%        2%          22%         28%        42%

-------------
(1)   Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)   Annualized.
(4) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

34 for tax-exempt income

------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Tax-Free Utah Fund - Class A
                                                      -----------------------------------------------------------------------------
                                                          Year            Year        Year      Two months   Year         Year
                                                          ended           ended       ended       ended      ended        ended
                                                       12/31/97(4)      12/31/96    12/31/95     12/31/94   10/31/94     10/31/93

Net asset value, beginning of period ...............      $10.840      $11.040        $ 9.800    $ 9.940    $11.070      $10.000

Income from investment operations:
    Net investment income ..........................        0.565        0.550          0.590      0.100      0.600        0.650
    Net realized and unrealized gain (loss)
      from investments .............................        0.495       (0.200)         1.240     (0.150)    (1.070)       1.070
                                                          -------      -------        -------    -------    -------      -------

    Total from investment operations ...............        1.060        0.350          1.830     (0.050)    (0.470)       1.720
                                                          -------      -------        -------    -------    -------      -------

Less dividends and distributions:
    Dividends from net investment income ...........       (0.570)      (0.550)        (0.590)    (0.090)    (0.600)      (0.650)
    Distributions from net realized gain on
       security transactions .......................           --           --             --         --     (0.060)          --
                                                          -------      -------        -------    -------    -------      -------
    Total dividends and distributions ..............       (0.570)      (0.550)        (0.590)    (0.090)    (0.660)      (0.650)
                                                          -------      -------        -------    -------    -------      -------

Net asset value, end of period .....................      $11.330      $10.840        $11.040     $9.800    $ 9.940      $11.070
                                                          =======      =======        =======    =======    =======      =======

Total Return(2) ....................................        10.08%        3.35%         19.06%     (0.41%)    (4.50%)      17.54%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........      $ 3,223      $ 3,861        $ 4,142    $ 3,728    $  4,054     $ 3,913
    Ratio of expenses to average net assets ........         0.69%        0.68%          0.38%      0.11%(3)    0.10%       0.00%
    Ratio of expenses to average net assets prior to
        expense limitation .........................         3.12%        1.25%          1.25%      1.14%(3)    1.25%       1.25%
    Ratio of net investment income to average
        net assets .................................         5.10%        5.14%          5.51%      6.38%(3)    5.64%       5.65%
    Ratio of net investment income to average
    net assets prior to expense limitation .........         2.67%        4.57%          4.64%      5.35%(3)    4.49%       4.40%
    Portfolio turnover .............................           39%          39%            35%         0%          2%         44%

                          [RESTUBBED FROM TABLE ABOVE]

                                                                    Tax-Free Utah Fund - Class B
                                                           ---------------------------------------------
                                                               Year           Year         Period from
                                                               ended          ended       5/27/95(1) to
                                                             12/31/97(4)     10/31/96       12/31/95

Net asset value, beginning of period ...............          $10.830         $11.040          $10.630

Income from investment operations:
    Net investment income ..........................            0.464           0.470            0.300
    Net realized and unrealized gain (loss)
      from investments .............................            0.515          (0.210)           0.390
                                                              -------         -------          -------
    Total from investment operations ...............            0.979           0.260            0.690
                                                              -------         -------          -------

Less dividends and distributions:
    Dividends from net investment income ...........           (0.479)         (0.470)          (0.280)
    Distributions from net realized gain on
       security transactions .......................               --              --               --
                                                              -------         -------          -------

    Total dividends and distributions ..............           (0.479)         (0.470)          (0.280)
                                                              -------         -------          -------

Net asset value, end of period .....................          $11.330         $10.830          $11.040
                                                              =======         =======          =======

Total Return(2) ....................................             9.28%           2.47%            6.60%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ........          $   558          $  397          $   363
    Ratio of expenses to average net assets ........             1.50%           1.46%            0.92%(3)
    Ratio of expenses to average net assets prior to
        expense limitation .........................             3.93%           2.00%            2.00%(3)
    Ratio of net investment income to average
        net assets .................................             4.29%           4.34%            4.74%(3)
    Ratio of net investment income to average
    net assets prior to expense limitation .........             1.86%           1.86%            3.66%(3)
    Portfolio turnover .............................               39%             39%              35%

_____________________
(1)  Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3)  Annualized.
(4) Commencing May 1, 1997, Delaware Management company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                                                        for tax-exempt income 35
Delaware-Voyageur Funds
Notes To Financial Statements
December 31, 1997
------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Colorado Fund (formerly Voyageur Colorado Tax Free
Fund)("Tax-Free Colorado Fund"), a series of the Voyageur Mutual Funds II, Inc., Delaware-Voyageur Tax-Free Arizona Fund (formerly Voyageur Arizona Tax Free
Fund) ("Tax-Free Arizona Fund"), a series of the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free Arizona Insured Fund (formerly Arizona Insured Tax-Free Fund)("Tax-Free Arizona Insured Fund"), a series of the Voyageur Insured Funds, Inc., are registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. Tax-Free Colorado Fund and Tax-Free Arizona Insured Fund are registered as diversified and Tax-Free Arizona Fund is registered as non-diversified. Delaware-Voyageur Tax-Free New Mexico Fund (formerly Voyageur New Mexico Tax Free)("Tax-Free New Mexico Fund") and Delaware-Voyageur Tax-Free Utah Fund (formerly Voyageur Utah Tax Free
Fund)("Tax-Free Utah Fund"), series of the Voyageur Investment Trust, are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as non-diversified, open-end management investment companies. Tax-Free Colorado Fund, Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund, (referred to separately as "Fund" or collectively as "Funds") seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer 3 classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level-load deferred sales charge.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.


2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware-Voyageur Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC the Investment Manager of each Fund, an annual fee, which is calculated daily based on the net assets of each Fund. The management fee rates are as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Management fee as percentage of average
      daily net assets (per annum) .......     0.50%           0.50%             0.50%             0.50%             0.50%

DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed 0.56%, 0.22%, 0.59%, 0.75%, and 0.43% of average daily net assets for the Tax-Free Colorado Fund, Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free New Mexico Fund and Tax-Free Utah Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the eight month period ended December 31, 1997 are as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Total expenses absorbed by DMC ...........   $178,191        $49,907           $68,159            $9,442            $9,572

Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of each Fund at an annual rate of .50%. During the period January 1, 1997 to April 30, 1997, Voyageur waived $34,425, $29,417, and $85,084 of the Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, and Tax-Free Utah Fund, respectively.

36 for tax-exempt income

------------------------------------------------------------------------------
3. Investment Management and Other Transactions with Affiliates (Continued) Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the eight month period ended December 31, 1997, the amounts expensed for each Fund were as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Dividend disbursing, transfer agent fees
       and other expenses ................    $123,372        $4,405           $62,595             $8,436           $899
Accounting and administration fees .......     $84,689        $3,693           $49,869             $5,201           $839

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Funds' dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of these services.

On December 31, 1997, the Funds had payables to affiliates as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Investment Management fee payable to DMC .   $207,823          $0              $123,028            $11,788           $0
Dividend disbursing, transfer agent fees,
       accounting fees and other expenses
       payable to DSC ....................    $7,824         $960               $11,878             $1,632         $234

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund. For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
                                              $43,189        $3,917            $13,360            $2,764            $247

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the year ended December 31, 1997, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Purchases ................................  $191,070,795     $6,380,101       $78,989,436        $5,844,198       $1,559,782
Sales ....................................  $198,953,305     $5,370,749      $107,700,016        $7,871,840       $2,180,912

At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                             Tax-Free        Tax-Free          Tax-Free          Tax-Free          Tax-Free
                                             Colorado         Arizona           Arizona          New Mexico          Utah
                                               Fund            Fund          Insured Fund          Fund              Fund
                                            --------------------------------------------------------------------------------
Cost of Investments ...................... $340,687,800        $13,915,515      $176,945,459      $18,459,263     $3,535,103
Aggregate unrealized appreciation ........   25,608,580            743,260        13,951,784        1,542,119        238,416
Aggregate unrealized depreciation ........       --                --                --               --                --
Net unrealized appreciation ..............  $25,608,580           $743,260       $13,951,784       $1,542,119       $238,416

For federal income tax purposes, as of December 31, 1997, Tax-Free Colorado Fund had a capital loss carryover of $4,666,625 that will expire in 2003, Tax-Free Arizona Insured Fund had a capital loss carryover of $3,627,221 that will expire in 2003 through 2004, Tax-Free New Mexico Fund had a capital loss carryover of $618,460 that will expire in 2001 through 2004, and Tax-Free Utah Fund had a capital loss carryover of $37,266 that will expire in 2001 through 2004.

                                                       for tax-exempt income 37
Notes to Financial Statements (Continued)
-------------------------------------------------------------------------------
5. Capital Stock
Transactions in capital stock shares were as follows:

                                                             Tax-Free                 Tax-Free              Tax-Free Arizona
                                                          Colorado Fund             Arizona Fund              Insured Fund
                                                -------------------------------------------------------=------------------------
                                                     Year            Year         Year        Year           Year        Year
                                                    ended           ended         ended       ended          ended       ended
                                                   12/31/97        12/31/96     12/31/97    12/31/96       12/31/97    12/31/96
Shares sold:
  A Class ......................................   2,280,831      2,051,210      158,751     386,538       778,637     1,146,036
  B Class ......................................     326,460        282,979      130,063     185,353       146,974       101,877
  C Class ......................................      50,877         74,401       27,479         192        23,129        33,261

Shares issued upon reinvestment of
  dividends from net investment income and
  net realized gains from security transactions:
  A Class ......................................   1,164,027      1,139,876       29,507      24,151       369,681       386,959
  B Class ......................................      20,340          6,461        8,686       6,721         7,217         5,559
  C Class ......................................       6,297          4,619          159         129         1,342         1,756
                                                  ----------     ----------     --------    --------    ----------    ----------
                                                   3,848,832      3,559,546      354,645     603,084     1,326,980     1,675,448
                                                  ----------     ----------     --------    --------    ----------    ----------

Shares repurchased:
  A Class ......................................  (5,214,040)    (5,983,150)    (120,327)    (77,891)   (3,811,075)   (3,960,753)
  B Class ......................................     (48,522)       (53,076)    (132,059)    (17,142)     (116,629)       (9,723)
  C Class ......................................     (49,216)       (33,412)        --          (706)      (15,711)      (33,417)
                                                  ----------     ----------     --------    --------    ----------    ----------
                                                  (5,311,778)    (6,069,638)    (252,386)    (95,739)   (3,943,415)   (4,003,893)
                                                  ----------     ----------     --------    --------    ----------    ----------
Net Increase (Decrease) ........................  (1,462,946)    (2,510,092)     102,259     507,345    (2,616,435)   (2,328,445)
                                                  ==========     ==========     ========    ========    ==========    ==========

                          [RESTUBBED FROM TABLE ABOVE]

                                                                    Tax-Free                       Tax-Free
                                                                New Mexico Fund                    Utah Fund
                                                         ------------------------------------------------------------
                                                             Year             Year             Year             Year
                                                            ended            ended            ended            ended
                                                           12/31/97         12/31/96         12/31/97         12/31/96
Shares sold:
  A Class ......................................            104,678          251,813           18,541           17,149
  B Class ......................................             28,562           34,046           12,225            2,314
  C Class ......................................              8,900           32,608             --               --

Shares issued upon reinvestment of
  dividends from net investment income and
  net realized gains from security transactions:
  A Class ......................................             49,974           39,919            5,592            8,069
  B Class ......................................              2,060            1,406            1,701            1,507
  C Class ......................................              1,159              394             --               --
                                                           --------        ---------         --------         --------
                                                            195,333          360,186           38,059           29,039
                                                           --------        ---------         --------         --------

Shares repurchased:
  A Class ......................................           (339,101)        (392,056)         (95,952)         (44,175)
  B Class ......................................             (9,814)         (17,472)          (1,374)            --
  C Class ......................................            (13,780)          (1,383)            --               --
                                                           --------        ---------         --------         --------
                                                           (362,695)        (410,911)         (97,326)         (44,175)
                                                           --------        ---------         --------         --------
Net Increase (Decrease) ........................           (167,362)         (50,725)         (59,267)         (15,136)
                                                           ========        =========         ========         ========

6. Credit and Market Risks
The Funds Concentrated their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets. Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decline (increase), in a specified index. Interest rates disclosed are in effect on December 31, 1997.

38 for tax-exempt income

Delaware-Voyageur Funds
Report of Independent Auditors
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Mutual Funds II, Inc. - Delaware-Voyageur Tax-Free Colorado Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Fund
Voyageur Insured Funds, Inc. - Delaware-Voyageur Tax-Free Arizona Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free New Mexico Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Utah Fund

We have audited the accompanying statements of net assets of Tax-Free Colorado Fund, Tax-Free Arizona Fund, Tax-Free Arizona Insured Fund, Tax-Free New Mexico Fund, and Tax-Free Utah Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                               /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 16, 1998

DELAWARE INVESTMENTS FUND FAMILY

For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

For Total Return
Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
U.S. Government Fund
Delaware-Voyageur
  U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
Growth Portfolio
Balanced Portfolio
Income Portfolio

*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


(photo of computer keyboard)

(various photos demonstrating service and guidance, professional management and goals)

professional management

professional management

More Than 69 Years Of
Investment Experience
has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware Investments offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

Delaware Investments Believes
that the guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.




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This report must be preceded or accompanied by a current Prospectus for
Tax-Free Colorado Fund, Tax-Free Arizona Funds, Tax-Free New Mexico Funds, Tax-Free Utah Fund and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265


(LOGO HERE)



Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.
Printed in the USA
on recycled paper

(512)
AR-ACNU[12/97]TKO2/98

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For Tax-Exempt Income
DELAWARE-VOYAGEUR




tax-exempt
income

This annual report is for the information of Tax-Free Colorado Fund, Tax-Free Arizona Funds, Tax-Free New Mexico Fund and Tax-Free Utah Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the appropriate Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors
Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers
David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)
directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682